As filed with the Securities and Exchange Commission on May 25, 2006
                                       Securities Act Registration No. 333-43587
                                Investment Company Act Registration No. 811-8591

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         Pre-Effective Amendment No.                        [ ]
                       Post-Effective Amendment No. 11                      [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              Amendment No. 12                              [X]


                        PAX WORLD MONEY MARKET FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue

                            NEW YORK, NEW YORK 10020
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 830-5220
                                 --------------

                                 ROSANNE HOLTZER
                       Reich & Tang Asset Management, LLC
                                600 Fifth Avenue

                            NEW YORK, NEW YORK 10020
                     (Name and Address of Agent for Service)

                        Copy to: MICHAEL R. ROSELLA, ESQ.
                     Paul, Hastings, Janofsky & Walker, LLP
                               75 East 55th Street
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b) [X] on (May 31, 2006) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] on (date) pursuant to paragraph (a) (1)
     [ ] 75 days after filing pursuant to paragraph (a)(2) [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[GRAPHIC OMITTED]
PAX WORLD                               PROSPECTUS


                                        PAX WORLD MONEY MARKET FUND
                                        INDIVIDUAL INVESTOR CLASS


                                        31 MAY 2006


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE NOTICE OF PRIVACY POLICY IS INCLUDED WITH THIS PROSPECTUS BUT IS NOT PART OF THE PROSPECTUS.

        TABLE OF CONTENTS


                                                                    Page
Risk/Return Summary: Investment Objective,
    Principal Investment Strategies, Principal Risks
    and Fund Performance.........................................    1

Fee Table........................................................    6

Social Screening.................................................    7

Portfolio Holdings...............................................    7

Management, Organization
    and Capital Structure........................................    8

Shareholder Guide................................................    9

Distribution Arrangements........................................    25

Financial Highlights.............................................    28


I. RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS AND FUND PERFORMANCE


INVESTMENT OBJECTIVE


The Fund is a money market fund whose investment objective is to seek to maximize current income to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.


PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objective by investing primarily in short-term, high quality debt instruments including:

(i)  high quality commercial paper;

(ii) repurchase agreements;

(iii) bank certificates of deposit; and

(iv) short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government which are earmarked for a specific purpose that complies with the investment objective and policies of the Fund.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.


In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's adviser or sub-adviser to be of comparable quality.

The Fund shall not invest more then 5% of its total assets in securities issued by a single issuer.


31 May 2006                                                                   1

The Fund's investment adviser and sub-adviser consider the following factors when buying and selling securities for the Fund: (i) availability of cash, (ii) redemption requests, (iii) yield management, (iv) credit management and (v) social criteria.

The Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life in the opinion of the Fund's investment adviser, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see "Social Screening" below for a discussion of the Fund's ethical investment policy.

The Fund intends to invest primarily in the following securities and transactions:

COMMERCIAL PAPER AND CERTAIN DEBT OBLIGATIONS: The Fund may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Fund's portfolio. A repurchase agreement is created when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

BANK OBLIGATIONS: The Fund may purchase certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. The Fund limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Fund limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets.

UNITED STATES GOVERNMENT SECURITIES: The Fund's investments may also include short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government which are earmarked for a specific purpose that complies with the investment objective and policies of the Fund. These securities are not supported by the full faith and credit of the United States Treasury. Certain of these securities are supported by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks and the Federal National Mortgage Association), and others are supported only by the credit of

2      PAXWORLD MONEY MARKET FUND Prospectus
the agency or instrumentality. There is no guarantee that the United States Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the United States Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment adviser and sub-adviser. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


PRINCIPAL RISKS


The principal risks of investing in the Fund are described below.

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments that are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.


o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency.


o If a vendor defaults on its repurchase obligation pursuant to a repurchase agreement, the Fund might lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the vendor files for bankruptcy, the Fund may be delayed or incur costs in selling the collateral. If the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited.



31 May 2006                                                                   3

o The Fund's policy to invest in issuers that produce goods and services that improve the quality of life and to sell any investments that are found to violate this policy may result in (i) the Fund foregoing certain higher yielding investments or (ii) the Fund having to sell an investment at a time when it is financially disadvantageous to do so.

FUND PERFORMANCE

The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in annual total returns of the Fund's Individual Investor Class of shares for the last seven calendar years. The table shows the average annual total returns of the Fund's Individual Investor Class of shares for the last one year, five year and since inception periods ended December 31, 2005. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future.


The Fund's current 7-day yield may be obtained by calling the Fund toll free at 800-767-1729.


4      PAXWORLD MONEY MARKET FUND Prospectus

PAX WORLD MONEY MARKET FUND, INC. - INDIVIDUAL INVESTOR CLASS (1), (2), (3)

[GRAPHIC OMITTED]


Calendar Year End            % Total Return
=================            ==============


1999                          4.67%
2000                          5.92%
2001                          3.74%
2002                          1.34%
2003                          0.63%
2004                          0.77%
2005                          2.63%



(1) As of March 31, 2006, the Individual Investor Class shares of the Fund had a year-to-date return of 0.95%.


(2) For the Fund's Individual Investor Class, the highest quarterly return was 1.54% for the quarter ended September 30, 2000; the lowest quarterly return was 0.12% for the quarter ended September 30, 2003.

(3) Participating Organizations (as hereinafter defined) may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

AVERAGE ANNUAL TOTAL RETURNS - FOR THE PERIODS ENDED DECEMBER 31, 2005

                                               INDIVIDUAL INVESTOR CLASS

         ONE YEAR                                     2.63%
         FIVE YEARS                                   1.81%
         SINCE INCEPTION*                             2.96%

* The inception date (commencement of sales) for the Individual Investor Class of shares was May 27, 1998.


31 May 2006                                                                   5

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Individual Investor Class of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases...........        None
  Wire Redemption Fee................................        $10.00

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)


  Advisory Fees......................................          0.15%
  Distribution and Service (12b-1) Fees..............          0.25%
  Other Expenses.....................................          0.65%
         Administration Fees.........................  0.10%
                                                               -------
  Total Annual Fund Operating Expenses...............          1.05%
                                                               =====

  ------------------------

The Fund's adviser voluntarily waived 0.05% of the Advisory Fees payable by the Fund to the adviser during the fiscal year ended January 31, 2006. In addition, the adviser has voluntarily reimbursed 0.34% of Other Expenses with respect to the Individual Investor Class of shares. After such waivers and reimbursements, the Advisory Fees were 0.10% and Other Expenses were 0.31%. The actual Total Annual Fund Operating Expenses for the Individual Investor Class of shares was 0.66%. These fee waiver and reimbursement arrangements may be terminated at any time at the option of the adviser.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR     3 YEARS    5 YEARS    10 YEARS

  INDIVIDUAL INVESTOR CLASS      $107       $334       $579       $1,283

6      PAXWORLD MONEY MARKET FUND Prospectus

SOCIAL SCREENING

Consistent with its ethical investment criteria and the Fund's investment objective, the Fund seeks investments in companies that produce goods and services that improve the quality of life, in the opinion of the Fund's investment adviser, and that are not, to any degree, engaged in manufacturing defense or weapons related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

The ethical investment policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Fund. The Fund's investment adviser, Pax World Management Corp., is responsible for such supervision and screening of the securities included in the Fund.


If it is determined after the initial purchase by the Fund that the company's activities fall within any of the exclusions described above (either by acquisition, merger or otherwise), the securities of such company will be eliminated from the portfolio as soon thereafter as possible taking into consideration various factors, including (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, and (iii) market conditions. In no event, however, will such securities be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of a security at a time when it may be financially disadvantageous to do so.

PORTFOLIO HOLDINGS

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


31 May 2006                                                                   7

II. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


The Fund's investment adviser is Pax World Management Corp. (the "Adviser"), whose principal office is located at 222 State Street, Portsmouth, New Hampshire 03801. The Adviser was incorporated in 1970 under the laws of the State of Delaware. As of April 30, 2006, the Adviser had approximately $2.4 billion in assets under management by virtue of serving as the Adviser to the Fund, the Pax World Balanced Fund, Inc., the Pax World Growth Fund, Inc. and the Pax World High Yield Fund, Inc. The Adviser currently manages investments for clients other than the Fund, the Pax World Balanced Fund, the Pax World Growth Fund and the Pax World High Yield Fund, and may continue to do so in the future.

Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the ethical criteria applied to the Fund and for overseeing the performance of the sub-adviser, Reich & Tang Asset Management, LLC (the "Sub-Adviser"). Under the Advisory Agreement, the Fund pays the Adviser an annual advisory fee of 0.15% of the Fund's average daily net assets. For the fiscal year ended January 31, 2006, the Fund paid the Adviser an advisory fee equal to 0.10% per annum of the Fund's average daily net assets.

Reich & Tang Asset Management, LLC serves as the sub-adviser of the Fund under a Sub-Advisory Agreement. The Sub-Adviser is a Delaware limited liability company, with its principal office at 600 Fifth Avenue, New York, New York 10020. The Sub-Adviser, as of April 30, 2006, was investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17 billion. The Sub-Adviser acts as manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Sub-Adviser also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Adviser that the contemplated investments satisfy the social responsibility criteria applied to the Fund. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser an annual management fee of 0.075% of the Fund's average daily net assets from its advisory fee. A discussion regarding the basis for the Board of Directors approving the continuance of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund's annual report for the period ended January 31, 2006.


The advisory fees are accrued daily and paid monthly. The Adviser and Sub-Adviser, at their discretion, may voluntarily waive all or a portion of their respective advisory fees.

8      PAXWORLD MONEY MARKET FUND Prospectus

Pursuant to an Administrative Services Contract between the Fund and the Sub-Adviser, the Sub-Adviser performs clerical, accounting supervision and office service functions for the Fund. The Sub-Adviser provides the Fund with personnel to perform all other clerical and accounting type functions not performed by the Sub-Adviser under the Sub-Advisory Agreement. The Fund reimburses the Sub-Adviser for all of the Fund's operating costs and all the expenses incurred to conduct the Fund's affairs. The amount of such reimbursement must be agreed upon between the Fund and the Sub-Adviser.


For its services under the Administrative Services Contract, the Sub-Adviser receives an annual fee of 0.10% of the Fund's average daily net assets. For the fiscal year ended January 31, 2006, the Fund paid the Sub-Adviser a fee for administrative services equal to 0.10% per annum of the Fund's average daily net assets. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement.


Any portion of the total fees received by the Adviser and Sub-Adviser and their past profits may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution Arrangements" herein.) The fees are accrued daily and paid monthly.

In addition, Reich & Tang Distributors, Inc. (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Individual Investor Class shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly.

Investment advisory fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


III. SHAREHOLDER GUIDE


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge for either sales or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in the Fund's Individual Investor Class shares are effected through the transfer agent for this Class which accepts orders for purchases and redemptions from the Participating Organizations and from shareholders directly. With respect to the Individual Investor Class of shares, the minimum initial investment is $250. The minimum amount for subsequent investments is $50 for all shareholders. The Fund may waive any minimum purchase requirements.

HOW YOUR SHARE PRICE (NET ASSET VALUE) IS DETERMINED

The net asset value of the Fund's shares is determined as of 12:00 noon, Eastern Time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New


31 May 2006                                                                    9

York Stock Exchange is closed for trading (I.E., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Adviser or Sub-Adviser, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

HOW TO PURCHASE FUND SHARES

Shares are issued as of the first determination of the Fund's net asset value made after receipt of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund does not accept a purchase order from investors investing in the Fund directly (I.E., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 12:00 noon, Eastern Time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (I.E., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

INVESTMENTS THROUGH PARTICIPATING ORGANIZATIONS

Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations"

10     PAXWORLD MONEY MARKET FUND Prospectus
include securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into agreements with the Distributor with respect to investment of their customer accounts in the Fund.

When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased. Participating Organizations may confirm to their customers who are shareholders in the Fund ("Participant Investors") each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing the total number of Fund shares owned by each Participant Investor as of the statement closing date, purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement and the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadlines of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 12:00 noon, Eastern Time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 12:00 noon on that day. The investor will then receive the net asset value of the Fund's shares determined as of 12:00 noon on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.


31 May 2006                                                                  11

DIRECT PURCHASES OF SHARES

The following purchase and redemption procedures apply to investors who wish to invest in Individual Investor Class shares of the Fund directly.

All shareholders will receive a monthly statement from the Fund listing the total number of shares of the Fund owned as of the statement closing date, purchases and redemptions of shares of the Fund during the month covered by the statement and the dividends paid on shares of the Fund (including dividends paid in cash or reinvested in additional shares of the Fund).

INITIAL PURCHASE OF SHARES

INVESTING BY MAIL [GRAPHIC OMITTED]

To purchase Individual Investor Class shares of the Fund, complete and sign the "New Account Application" enclosed with this Prospectus, and send the application, together with a check made payable to "Pax World Money Market Fund":

       by regular mail to:

         Pax World Funds
         P.O. Box 9824
         Providence, RI  02940-8024

       or, by overnight delivery, to:

         Pax World Funds
         c/o PFPC, Inc.
         101 Sabin Street
         Pawtucket, RI 02860-1427

       Telephone (toll free):  800-372-7827.

PLEASE NOTE THAT THE TRANSFER AGENT FOR THE INDIVIDUAL INVESTOR CLASS CANNOT ACCEPT MONEY ORDERS OR THIRD-PARTY, TRAVELER OR STARTER CHECKS. IN ADDITION, THE FUND MAY REFUSE TO ACCEPT CERTAIN OTHER FORMS OF PAYMENT. SEE "HOW TO PURCHASE FUND SHARES."

Purchases without full payment will not be processed until payment is received. A confirmation of the purchase will be issued to you showing the account number and number of shares owned by you and your ownership of shares shall be recorded on the books of the transfer agent in an account under your name. Shareholders who wish to register their account in the name of a beneficiary for the purposes of transferring their account upon their death may do so subject to the following understanding: the laws of the state listed as the shareholder's address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply. To request a Transfer on Death Form, please call Pax World (toll free) at 800-767-1729, Monday through Friday (except holidays), between the hours of 9:00 a.m. and 8:00 p.m., Eastern Time, or download the form from the Pax World website at www.paxworld.com.

12     PAXWORLD MONEY MARKET FUND Prospectus

Subsequent Purchases of Shares

INVESTING BY MAIL [GRAPHIC OMITTED]

You may add to your investment in the Fund by sending a check made payable to "Pax World Money Market Fund," with your account number on the memo line, to one of the addresses listed above. Please note that shares purchased by check are not immediately available for redemption. See "How to Redeem (Sell) Your Shares" below for more information.

INVESTING BY TELEPHONE [GRAPHIC OMITTED]

In order to purchase additional shares of the Fund by telephone, you must:

o    authorize telephone purchases and provide bank information for electronic
     (ACH) transfers on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time.

For your protection and to prevent fraudulent purchases, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the purchase transaction will be sent to you. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the net asset value of the Fund next determined after the order is received. See "How To Purchase Fund Shares" for additional information concerning your order.

In periods of severe market or economic conditions, the telephone purchase of shares may be difficult to implement; in such event, you should make purchases by mail by writing to the transfer agent at the address noted above.

The Fund may accept telephone orders from broker-dealers that have been previously approved by the Fund by telephoning (toll-free) 800-635-1404. It is the responsibility of such broker-dealers to promptly forward purchase orders and payments for such orders to the Fund.

The Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See "How to Redeem (Sell) Your Shares" below for more information.


31 May 2006                                                                  13

INVESTING BY WIRE TRANSFER

In order to purchase additional shares of the Fund by wire transfer, you must:

o telephone Pax World (toll-free) at 800-372-7827 (individual shareholders) or 800-635-1404 (broker/dealers) to advise us that you would like to purchase shares of the Fund by wire transfer; and then

o    instruct your bank to transfer funds by wire to the following account:

      Bank Name:           PNC Bank, Philadelphia, PA
      ABA Number:          031000053
      Account Name:        Pax World Funds
      Account No.:         8551007715
      Further Credit:      Pax World Money Market Fund,
                           Name of Shareholder and Account Number

If you arrange for receipt by Pax World of Federal Funds prior to 12:00 noon, Eastern Time, on a Fund Business Day, you may purchase Fund shares as of that day.

INVESTING ONLINE [GRAPHIC OMITTED]

In order to purchase shares of the Fund online, you must:

o authorize telephone / online purchases and provide bank information for electronic (ACH) transfers on your initial application form or on an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

o go to www.paxworld.com, use your Social Security Number and PIN to access your account, and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to you by mail. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All purchases will be made on the basis of the net asset value of the Fund next determined after the order is received. See "How To Purchase Fund Shares" for additional information concerning your order.

At times, the online purchase of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make purchases by mail by writing to the transfer agent at the address noted above.

The Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See "How to Redeem (Sell) Your Shares" below for more information.

14     PAXWORLD MONEY MARKET FUND Prospectus

HOW TO REDEEM (SELL) YOUR SHARES

In General

You can redeem (sell) Individual Investor Class shares of the Fund at any time at the net asset value per share next determined after the transfer agent receives your redemption request in proper form. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

Your redemption request must be in writing and the signature(s) on your redemption request or stock power must be guaranteed by an "eligible guarantor institution" (see below) if the proceeds of your redemption

o    exceed $50,000; or

o    are to be paid to a person other than the record owner; or

o are to be sent to an address other than the address on the transfer agent's records or within thirty (30) days after the transfer agent has been notified of an address change; or

o are being sent by wire or ACH to a bank account other than the one that is pre-authorized on the transfer agent's records; or

o    are to be paid to a corporation, partnership or fiduciary.

An "Eligible Guarantor Institution" includes any domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Agents Association. The three recognized Medallion Programs are:

o    Securities Transfer Agents Medallion Program (STAMP);

o    Stock Exchanges Medallion Program (SEMP); and

o    New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees that are not a part of these programs will not be accepted. The transfer agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

Payment for shares presented for redemption may be made by check, electronic
(ACH) transfer or wire transfer. Payment normally will be made on the Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire and on the next Fund Business Day if paid by check or ACH. The Fund charges a fee of $10.00 for each outgoing wire transfer.

The date of payment upon redemption may generally not be postponed for more than seven days after shares are tendered for redemption, and the right of redemption may not be suspended, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for


31 May 2006                                                                  15
the Fund fairly to determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

Payment for redemption of shares recently purchased by check or electronic (ACH) transfer may be delayed. Shares purchased by check are held in escrow for up to fifteen (15) days from the time the transfer agent receives your check; shares purchased by electronic (ACH) transfer will be held in escrow for up to ten (10) days. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

WRITTEN REQUESTS [GRAPHIC OMITTED]

You may request a redemption of up to $50,000 of your shares by a written request for redemption signed by all of the account owners exactly as their names appear on the account. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be directed to the transfer agent:

         by regular mail to:

              Pax World Funds
              P.O. Box 9824
              Providence, RI  02940-8024

         or, by overnight delivery, to:

              Pax World Funds
              c/o PFPC, Inc.
              101 Sabin Street

              Pawtucket, RI 02860-1427

         Telephone (toll free): 800-372-7827

  REDEMPTIONS BY TELEPHONE [GRAPHIC OMITTED]

Redemptions by telephone must be in amounts of at least $1,000 and may not be for more than $50,000 in the aggregate in any thirty (30) day period. In addition, the proceeds from a telephone redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the transfer agent has been notified of an address change. If there are multiple owners of record, the transfer agent may rely upon the instructions of only one owner of record.

16     PAXWORLD MONEY MARKET FUND Prospectus

In order to redeem shares by telephone, you must:

o authorize telephone redemptions on your initial application form or on an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, to request a telephone redemption of shares.

For your protection and to prevent fraudulent redemptions, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the redemption transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

In periods of severe market or economic conditions, the telephone redemption of shares may be difficult to implement; in such event, you should make redemptions by mail by writing to the transfer agent at the address noted above.

ONLINE REDEMPTIONS [GRAPHIC OMITTED]

Each online redemption may not be for more than $50,000. In addition, the proceeds from an online redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the transfer agent has been notified of an address change. If there are multiple owners of record, the transfer agent may rely upon the instructions of only one owner of record.

In order to redeem shares online, you must:

o authorize telephone / online redemptions on your initial application form or on an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

o go to www.paxworld.com, using your Social Security Number and PIN to access your account, and follow the on-screen instructions to redeem shares.

At times, the online redemption of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make redemptions by mail by writing to the transfer agent at the address noted above.

A written confirmation of the redemption transaction will be sent to you by mail. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

INVOLUNTARY REDEMPTIONS

The Fund has reserved the right to redeem all of the shares of any shareholder, other than an IRA or other tax-deferred retirement plan shareholder, if the net asset value of all the remaining shares in the


31 May 2006                                                                  17
shareholder's or his or her Participating Organization's account is less than $250 due to a redemption. The Fund will give any such shareholder sixty (60) days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Check Writing Privileges

By making the appropriate election on the application form, an Individual Investor Class shareholder may request a supply of checks which will be issued in the shareholder's name and may be used to effect redemptions from the shareholder's account. Checks may be drawn in any amount of $250 or more for Individual Investor Class shareholders and may be used like an ordinary commercial bank check except that they may not be certified. The checks are drawn on a special account maintained by the Fund with the Fund's agent bank. When a check is presented to the Fund's agent bank, it instructs the transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables the shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks written against Fund shares purchased by check or electronic (ACH) transfer may not be honored until the check for the purchase of such shares has cleared or the ACH debit has been honored, which could take up to fifteen (15) days following the date of purchase.

Retirement accounts are not permitted to have check writing privileges. There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

Shareholders electing the check writing option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check or a post-dated

18     PAXWORLD MONEY MARKET FUND Prospectus
check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

HOW TO EXCHANGE YOUR SHARES

Individual Investor Class shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for shares of the Pax World Balanced Fund, Inc., the Pax World Growth Fund, Inc., or the Pax World High Yield Fund, Inc. If only one class of shares is available in a particular fund, the shareholder of the Fund is entitled to exchange his or her shares for the shares available in that fund. It is contemplated that this exchange privilege will be applicable to any new Pax World mutual funds.

An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the fund into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for federal, state and local income tax purposes.

There is no charge for the exchange privilege or limitation as to frequency of exchanges, however, the Pax World Fund into which a shareholder is exchanging may contain certain exchange and other trading limits. The minimum amount for an exchange is $50, except that shareholders who are establishing a new account with a fund through the exchange privilege must insure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the fund into which the exchange is being made.

The exchange privilege provides Individual Investor Class shareholders of the Fund with a convenient method to shift their investment among different Pax World mutual funds when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the funds being acquired may legally be sold.

Shares may be exchanged only between accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the fund into which the exchange is to be made. Prospectuses may be obtained by contacting the Adviser at the address or telephone number set forth on the cover page of this Prospectus. An exchange will be a taxable event to an exchanging shareholder.

The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

EXCHANGES BY WRITTEN REQUEST [GRAPHIC OMITTED]

You may request to exchange your shares by regular mail, by writing to:

              Pax World Funds
              P.O. Box 9824
              Providence, RI  02940-8024


31 May 2006                                                                  19
        or, by overnight delivery, by writing to:

              Pax World Funds
              c/o PFPC, Inc.
              101 Sabin Street

              Pawtucket, RI 02860-1427

        Telephone (toll free):  800-372-7827.

EXCHANGES BY TELEPHONE [GRAPHIC OMITTED]

To exchange shares by telephone, you must:

o authorize telephone exchanges on your initial application form or on an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, to request an exchange of shares between accounts that are registered in the same names.

For your protection and to prevent fraudulent exchanges, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement; in such event, you should make exchanges by mail by writing to Pax World at one of the addresses noted above.

ONLINE EXCHANGES [GRAPHIC OMITTED]

In order to exchange shares online, you must:

o authorize telephone / online exchanges on your initial application form or on an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

o go to www.paxworld.com, using your Social Security Number and PIN to access your account, and follow the on-screen instructions to exchange shares.

At times, the online exchange of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make exchanges by mail by writing to the Transfer Agent at the address noted above.

A written confirmation of the exchange transaction will be sent to you by mail. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

20     PAXWORLD MONEY MARKET FUND Prospectus

SHAREHOLDER SERVICES

Pax World offers the following special programs:

ONLINE ACCOUNT ACCESS


For your convenience, Pax World offers Online Account Access. Using your social security number and PIN (personal identification number), you can access your Pax World account online, 24 hours a day/7 days a week, to review your account balance and history, purchase or redeem Fund shares, or make exchanges between different Pax World Funds. Payment for Fund shares purchased online may be made by ACH transfer, as described above. To register for a user ID and PIN, visit us online at www.paxworld.com. If you conduct online Fund transactions, you are consenting to sending and receiving personal financial information over the Internet so you should be sure that you are comfortable with the risks of accessing account information and investing online, which may include unauthorized access of your account information.


AUTOMATIC INVESTMENT PLAN

Under the Pax World Automatic Investment Plan, you may make regular monthly or quarterly purchases of Fund shares via an automatic debit to a bank account. For additional information about this service, you may contact Pax World (toll-free) at 800-372-7827 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, or visit the Pax World web site at www.paxworld.com.

REPORTS TO SHAREHOLDERS

Pax World will send you annual and semi-annual reports. You may elect to have your reports delivered to you via e-mail by enrolling in Pax World's electronic document delivery service, which is available through the Pax World web site at www.paxworld.com. The financial statements appearing in annual reports are audited by independent accountants.

In order to reduce duplicate mailings and printing expenses, Pax World will provide one annual and semi-annual shareholder report and one annual prospectus per household. If you wish to receive individual copies, please notify us via the contact information below and we will begin sending you individual copies within thirty (30) days of receiving your request. You may request additional copies of such reports and/or prospectuses by writing to Pax World at 222 State Street, Portsmouth, NH 03801, telephoning Pax World (toll-free) at 800-767-1729, visiting Pax World's web site at www.paxworld.com or visiting the SEC's web site at www.sec.gov.

INDIVIDUAL RETIREMENT ACCOUNTS

Various retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through


31 May 2006                                                                   21

Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World by calling (toll-free) 800-767-1729 or visiting our web site at www.paxworld.com. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

VOLUNTARY WITHDRAWAL PLAN

A voluntary, systematic withdrawal plan is available to shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual checks.

SHAREHOLDER INQUIRIES

Inquiries should be directed in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427, or by telephone (toll-free) at 800-372-7827 (or from outside the United States (collect) at 610-382-7849).

DIVIDENDS AND DISTRIBUTIONS

Each dividend and capital gains distribution declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid either in cash or in additional shares of the same Class having an aggregate net asset value equal to the cash amount of the dividend or capital gains distribution. The election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for, and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, the amount and timing of any such dividend or distribution depends on the realization by the Fund of income and capital gains from investments. Except as described herein, the Fund's net investment income (including any net realized short-term capital gains) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund generally pays dividends monthly. Capital gains distributions, if any, will be made at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

22     PAXWORLD MONEY MARKET FUND Prospectus

Important Note Regarding "Lost Shareholders"


If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder's address of record, the Fund's transfer agent will hold the returned checks for such shareholder's benefit in a non-interest bearing account.


FREQUENT TRADING

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "How Your Share Price (Net Asset Value) Is Determined" and "How To Exchange Your Shares" the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.


31 May 2006                                                                  23

TAX CONSEQUENCES

Unless otherwise exempt from tax, shareholders are required to pay federal income tax on any dividends and other distributions received including capital gain distributions.

The shareholder's initial tax basis for its shares in the Fund will be its cost of the shares, including any fees or expenses. The sale of shares in the Fund generally will be the taxable disposition of an asset, with gain or loss realized in an amount equal to the difference between the shareholder's tax basis for the shares and the proceeds received on the sale. Any loss realized on a taxable sale of shares within six months from the date of purchase will be treated as a long-term capital loss to the extent of any capital gains dividend received with respect to the shares. The exchange of shares of one Fund for shares of another Fund, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss may be realized. In either case, loss recognition may be affected by the loss disallowance and limitation rules of the Internal Revenue Code (the "Code").

The Fund has elected and intends to continue to qualify for treatment as a "regulated investment company" under the Code. To qualify as a regulated investment company, the Fund must meet certain requirements regarding its organization, investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income and any undistributed amounts from prior years, within the required time periods. Dividends of net ordinary income will be subject to tax as ordinary income, currently at federal tax rates of up to 35% for individuals. State and local income tax may also apply.

Distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. Distributions of net long-term capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. Capital gains realized by corporations are taxed at the same rate as ordinary income. However, long-term capital gains (gains on the sale or disposition of assets held for more than one year) realized by non-corporate shareholders are taxable at a maximum rate of 15%. Dividends and distributions are treated in the same manner for federal income tax purposes whether shareholders receive cash or additional shares. The Fund expects that, due to its investment objectives, its distributions will consist primarily of ordinary income. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received the cash dividend and then reinvested it.

The Fund is required by federal law to withhold as "backup withholding" 28% of reportable payments (which may include dividends, capital gains distributions and redemption proceeds) paid to shareholders who have not complied with Internal Revenue Service regulations regarding the

24     PAXWORLD MONEY MARKET FUND Prospectus
supplying of their taxpayer identification numbers and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on his or her application that the social security or tax identification number provided is correct and that the shareholder is not subject to 28% backup withholding for previous underreporting to the IRS. Backup withholding is not an additional tax and any amounts so withheld may be credited against a shareholder's federal income tax liability if the appropriate information is supplied.

State and local taxes may differ from the federal consequences discussed above.


IV. DISTRIBUTION ARRANGEMENTS RULE 12B-1 FEES


Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Individual Investor Class shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (I.E., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Individual Investor Class shares, a service fee equal to .25% per annum of the Individual Investor Class shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Individual Investor Class of the Fund.

The Plan and the Shareholder Servicing Agreement for the Individual Investor Class provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Individual Investor Class shares or the Participating Organization


31 May 2006                                                                  25
agreement, as the case maybe, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing application forms for shareholder accounts.

The Plan provides that the Adviser and Sub-Adviser may make payments from time to time from their own resources, which may include the advisory fee, sub-advisory fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Individual Investor Class shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's Individual Investor Class shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in
(i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount that the Fund is required to pay to the Adviser, Sub-Adviser or Distributor for any fiscal year under either the Advisory Agreement or the Sub-Advisory Agreement, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.


The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Sub-Advisor and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding hese payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may


26     PAXWORLD MONEY MARKET FUND Prospectus
contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

31 May 2006                                                                  27

  V. FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Individual Investor Class financial performance for the past 5 years. Certain information reflects financial results for a single Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report which is available upon request.



                                                    INDIVIDUAL
                                                  INVESTOR CLASS
                                ----------------------------------------------------
                                                    Year Ended
                                                    January 31,
                                ----------------------------------------------------
                                  2006       2005       2004       2003       2002
                                --------   --------   --------   --------   --------
Per Share Operating Performance:
(for a share outstanding
   throughout the year)
Net asset value,
   beginning of year..........  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                --------   --------   --------   --------   --------

Income from investment operations:
   Net investment income......    0.028      0.009      0.006      0.013      0.033

Net realized and unrealized gain(loss)
   on investments ............    --         --         --        (0.000)    (0.000)
                                --------   --------   --------   --------   --------
Total from investment operations  0.028      0.009      0.006      0.013      0.033
Less distributions from:
   Dividends from net
     investment income........   (0.028)    (0.009)    (0.006)    (0.013)    (0.033)

Net realized gains on investments --         --         --        (0.000)    (0.000)
                                --------   --------   --------   --------   --------

Total distributions...........   (0.028)    (0.009)    (0.006)    (0.013)    (0.033)
                                --------   --------   --------   --------   --------

Net asset value, end of year    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                ========   ========   ========   ========   ========
------------------------------------------------------------------------------------
Total Return..................    2.81%      0.87%      0.59%      1.28%      3.37%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of year (000)   $24,636    $21,592    $21,504    $21,994    $19,977
Ratios to average net assets:
   Expenses (net of fees
      waived)(a)..............    0.66%      0.65%      0.62%      0.60%      0.60%
   Net investment income......    2.79%      0.87%      0.59%      1.27%      3.26%
   Advisory fees waived.......    0.05%      0.09%      0.08%      0.04%      0.04%
   Expenses reimbursed........    0.34%      0.36%      0.33%      0.32%      0.34%
   Expenses paid indirectly...    0.00%      0.00%      0.00%      0.00%      0.00%

(a) Includes expenses paid indirectly

28     PAXWORLD MONEY MARKET FUND Prospectus

NOTICE OF PRIVACY POLICY

PROVIDED BY THE PAX WORLD FUNDS AND PAX WORLD MANAGEMENT CORP.

The Pax World Funds and the Pax World Management Corp. recognize the importance of protecting your personal and financial information. We are therefore providing you with this notice to inform you of our privacy policy:

1. We collect personal information about you to conduct business operations, provide customer service, offer new products, and satisfy legal and regulatory requirements. The nonpublic personal information that we collect about you may include such items as your name, address, social security or taxpayer identification number, telephone number and e-mail address, as well as your account numbers, account balances and account activity.

2. We collect such information from the following sources: account applications and other forms; correspondence, either written, telephonic or electronic; your use of the Pax World website (such as that provided through online forms and online information-collecting devices known as "cookies"). We do not, however, use "cookies" to retrieve information from a visitor's computer that was not originally sent in a "cookie"; and account history.

3. We do not disclose any nonpublic personal information about you to anyone, except as disclosed in item 4, below, or as otherwise required or permitted by law.

4. We may disclose any or all of the nonpublic personal information that we collect about you with our affiliates and third parties that we hire to help us provide products and services to you, such as our broker/dealers, custodians, transfer agents, accountants and attorneys. In addition, we may from time to time distribute information to you on behalf of Pax World Service, a not-for-profit organization that initiates and supports projects encouraging international understanding, reconciliation and sustainable economic development on behalf of world peace and the world's poor. Pax World Service reimburses us for out-of-pocket costs incurred in connection with distributing such information.

5. We restrict access to nonpublic personal information about you to those employees who need to know that information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                       This is not part of the Prospectus.

PAX WORLD
ETHICAL INVESTING
                                            PAX WORLD
INVESTMENT ADVISER                          222 State Street
Pax World Management Corp.                  Portsmouth, NH  03801
222 State Street                            800.767.1729
Portsmouth, NH  03801-3853                  web www.paxfund.com
                                            email info@paxworld.com

INVESTMENT SUB-ADVISER
Reich & Tang Asset Management, LLC          For General Fund Information and/or
600 Fifth Avenue                            Shareholder Account Information,
New York, NY  10020                         800.241.3263

TRANSFER AND DIVIDEND DISBURSING AGENT     ADDRESS ALL ACCOUNT INQUIRIES TO:
PFPC                                       Pax World Funds
760 Moore Road                             P.O. Box 1824
King of Prussia, PA 19406                  Providence, RI 02940-8024

GENERAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022

[graphic omitted] Printed in the USA on recycled paper

A Statement of Additional Information (SAI) dated May 31, 2005, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI and the annual and semi-annual Reports and material incorporated by reference without charge by calling the Fund at 1-800-767-1729. To request other information, please call your financial intermediary of the Fund.

A current SAI had been filled with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.Shareholder inquiries concerning the Funds may also be directed in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (telephone: 800-372-7827), or by telephone (toll-free) at 800-372-7827 (or from outside the United States (collect) at 610-382-7849).




811-8591                                              PAXIN06P

[GRAPHIC OMITTED]
PAX WORLD                  PROSPECTUS

                           PAX WORLD MONEY MARKET FUND
                           INSTITUTIONAL CLASS
                           BROKER SERVICE CLASS


                           31 May 2006


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Notice of Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

        TABLE OF CONTENTS
                                                                           Page

        Risk/Return Summary: Investment Objective,
            Principal Investment Strategies, Principal Risks
            and Fund Performance........................................     1

        Fee Table.......................................................     6

        Social Screening................................................     7

        Portfolio Holdings..............................................     7

        Management, Organization
            and Capital Structure.......................................     8

        Shareholder Information.........................................     9

        Distribution Arrangements.......................................     23

        Financial Highlights............................................     26


I. RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS AND FUND PERFORMANCE

INVESTMENT OBJECTIVE

The Fund is a money market fund whose investment objective is to seek to maximize current income to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.


PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objective by investing primarily in short-term, high quality debt instruments including:

     (i)  high quality commercial paper;
     (ii) repurchase agreements;
     (iii) bank certificates of deposit; and
     (iv) short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government which are earmarked for a specific purpose that complies with the investment objective and policies of the Fund.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's adviser or sub-adviser to be of comparable quality.



31 May 2006                                                                   1

The Fund shall not invest more then 5% of its total assets in securities issued by a single issuer.

The Fund's investment adviser and sub-adviser consider the following factors when buying and selling securities for the Fund: (i) availability of cash, (ii) redemption requests, (iii) yield management, (iv) credit management and (v) social criteria.

The Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life in the opinion of the Fund's investment adviser, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see "Social Screening" below for a discussion of the Fund's ethical investment policy.

The Fund intends to invest primarily in the following securities and transactions:

COMMERCIAL PAPER AND CERTAIN DEBT OBLIGATIONS: The Fund may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Fund's portfolio. A repurchase agreement is created when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

BANK OBLIGATIONS: The Fund may purchase certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. The Fund limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Fund limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets.

UNITED STATES GOVERNMENT SECURITIES: The Fund's investments may also include short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government which are earmarked for a specific purpose that complies with the investment objective and policies of the Fund. These securities are not supported by the full faith


2      PAXWORLD MONEY MARKET FUND Prospectus
and credit of the United States Treasury. Certain of these securities are supported by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks and the Federal National Mortgage Association), and others are supported only by the credit of the agency or instrumentality. There is no guarantee that the United States Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the United States Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment adviser and sub-adviser. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


PRINCIPAL RISKS


The principal risks of investing in the Fund are described below.

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments that are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.


o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

o If a vendor defaults on its repurchase obligation pursuant to a repurchase agreement, the Fund might lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the vendor files for bankruptcy, the Fund may be delayed or incur costs in selling the collateral. If the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited.


31 May 2006                                                                    3

o The Fund's policy to invest in issuers that produce goods and services that improve the quality of life and to sell any investments that are found to violate this policy may result in (i) the Fund foregoing certain higher yielding investments or (ii) the Fund having to sell an investment at a time when it is financially disadvantageous to do so.

FUND PERFORMANCE

The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in annual total returns of the Fund's Institutional Class of shares for the last seven calendar years. The table shows the average annual total returns of the Fund's Institutional Class and Broker Service Class of shares for the last one year, five year and since inception periods ended December 31, 2005. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future.


The Fund's current 7-day yield may be obtained by calling the Fund at 212-830-5472 or toll-free at 800-241-3263.

4      PAXWORLD MONEY MARKET FUND Prospectus

PAX WORLD MONEY MARKET FUND, INC. - INSTITUTIONAL CLASS (1), (2), (3)

[GRAPHIC OMITTED]

Calendar Year End            % Total Return
=================            ==============

1999                          4.93%
2000                          6.19%
2001                          4.00%
2002                          1.59%
2003                          0.88%
2004                          1.02%
2005                          2.89%

(1) As of March 31, 2006, the Institutional Class shares of the Fund had a year-to-date return of 1.01%.


(2) For the Fund's Institutional Class, the highest quarterly return was 1.60% for the quarter ended September 30, 2000; the lowest quarterly return was 0.18% for the quarter ended September 30, 2003.

(3) Participating Organizations and Clearing Brokers (as hereinafter defined) may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.


   AVERAGE ANNUAL TOTAL RETURNS -
   FOR THE PERIODS ENDED DECEMBER 31, 2005


                                INSTITUTIONAL CLASS     BROKER SERVICE CLASS


      ONE YEAR                        2.89%                    2.43%
      FIVE YEARS                      2.07%                    1.61%
      SINCE INCEPTION*                3.21%                    2.58%


* The inception date (commencement of sales) for the Institutional Class of shares was May 27, 1998 and for the Broker Service Class of shares was January 13, 1999.

31 May 2006                                                                   5

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class or the Broker Service Class of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)

  Sales Charge (Load) Imposed on Purchases...........       None
  Wire Redemption Fee................................       $15.00*

  * There is a $15 fee for all wire instructions of less than $10,000.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

                                                 INSTITUTIONAL         BROKER SERVICE
                                                      CLASS                 CLASS

  Advisory Fees................................         0.15%                 0.15%
  Distribution and Service (12b-1) Fees........         0.00%                 0.25%
  Other Expenses...............................         0.31%                 0.51%
         Administration Fees...................  0.10%                 0.10%
                                                        -------               -------
  Total Annual Fund Operating Expenses.........         0.46%                 0.91%
                                                        =====                 =====

------------------------

The Fund's adviser voluntarily waived 0.05% of the Advisory Fees payable by the Fund to the adviser during the fiscal year ended January 31, 2006. After such waiver, the Advisory Fees were 0.10%. The actual Total Annual Fund Operating
Expenses for the Institutional Class were 0.41% and for the Broker Service Class were 0.86%. This fee waiver arrangement may be terminated at any time at the option of the adviser.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR     3 YEARS    5 YEARS    10 YEARS

  INSTITUTIONAL CLASS            $47        $148       $258       $579
  BROKER SERVICE CLASS           $93        $290       $504       $1,120

6      PAXWORLD MONEY MARKET FUND Prospectus

SOCIAL SCREENING

Consistent with its ethical investment criteria and the Fund's investment objective, the Fund seeks investments in companies that produce goods and services that improve the quality of life, in the opinion of the Fund's investment adviser, and that are not, to any degree, engaged in manufacturing defense or weapons related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

The ethical investment policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Fund. The Fund's investment adviser, Pax World Management Corp., is responsible for such supervision and screening of the securities included in the Fund.

If it is determined after the initial purchase by the Fund that the company's activities fall within any of the exclusions described above (either by acquisition, merger or otherwise), the securities of such company will be eliminated from the portfolio as soon thereafter as possible taking into consideration various factors, including (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, and (iii) market conditions. In no event, however, will such securities be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of a security at a time when it may be financially disadvantageous to do so.


PORTFOLIO HOLDINGS

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


31 May 2006                                                                   7

II. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


The Fund's investment adviser is Pax World Management Corp. (the "Adviser"), whose principal office is located at 222 State Street, Portsmouth, New Hampshire 03801. The Adviser was incorporated in 1970 under the laws of the State of Delaware. As of April 30, 2006, the Adviser had approximately $2.4 billion in assets under management by virtue of serving as the Adviser to the Fund, the Pax World Balanced Fund, Inc., the Pax World Growth Fund, Inc. and the Pax World High Yield Fund, Inc. The Adviser currently manages investments for clients other than the Fund, the Pax World Balanced Fund, the Pax World Growth Fund and the Pax World High Yield Fund, and may continue to do so in the future.

Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the ethical criteria applied to the Fund and for overseeing the performance of the sub-adviser, Reich & Tang Asset Management, LLC (the "Sub-Adviser"). Under the Advisory Agreement, the Fund pays the Adviser an annual advisory fee of 0.15% of the Fund's average daily net assets. For the fiscal year ended January 31, 2006, the Fund paid the Adviser an advisory fee equal to 0.10% per annum of the Fund's average daily net assets.

Reich & Tang Asset Management, LLC serves as the sub-adviser of the Fund under a Sub-Advisory Agreement. The Sub-Adviser is a Delaware limited liability company, with its principal office at 600 Fifth Avenue, New York, New York 10020. The Sub-Adviser, as of April 30, 2006, was investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17 billion. The Sub-Adviser acts as manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Sub-Adviser also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Adviser that the contemplated investments satisfy the social responsibility criteria applied to the Fund. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser an annual management fee of 0.075% of the Fund's average daily net assets from its advisory fee. A discussion regarding the basis for the Board of Directors approving the continuance of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund's annual report for the period ended January 31, 2006.


The advisory fees are accrued daily and paid monthly. The Adviser and Sub-Adviser, at their discretion, may voluntarily waive all or a portion of their respective advisory fees.

8      PAXWORLD MONEY MARKET FUND Prospectus

Pursuant to an Administrative Services Contract between the Fund and the Sub-Adviser, the Sub-Adviser performs clerical, accounting supervision and office service functions for the Fund. The Sub-Adviser provides the Fund with personnel to perform all other clerical and accounting type functions not performed by the Sub-Adviser under the Sub-Advisory Agreement. The Fund reimburses the Sub-Adviser for all of the Fund's operating costs and all the expenses incurred to conduct the Fund's affairs. The amount of such reimbursement must be agreed upon between the Fund and the Sub-Adviser.

For its services under the Administrative Services Contract, the Sub-Adviser receives an annual fee of 0.10% of the Fund's average daily net assets. For the fiscal year ended January 31, 2006, the Fund paid the Sub-Adviser a fee for administrative services equal to 0.10% per annum of the Fund's average daily net assets. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement.

Any portion of the total fees received by the Adviser and Sub-Adviser and their past profits may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution Arrangements" herein.) The fees are accrued daily and paid monthly.


In addition, Reich & Tang Distributors, Inc. (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Broker Service Class shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly.

Investment advisory fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


III. SHAREHOLDER INFORMATION


The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either sales or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in the Fund's Institutional Class or Broker Service Class shares are effected through the Fund's Institutional Class transfer agent or Clearing Brokers (described below), respectively, which accept orders for purchases and redemptions from the Participating Organizations and from shareholders directly.

PRICING OF FUND SHARES

The net asset value of the Fund's shares is determined as of 12:00 noon, Eastern Time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (I.E., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Adviser or Sub-Adviser, may be open for purchases and redemptions and

31 May 2006                                                                    9
will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund's net asset value made after receipt of the investor's or Clearing Broker's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund does not accept a purchase order from investors investing in the Fund directly (I.E., not through Participating Organizations or Clearing Brokers) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 12:00 noon, Eastern Time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (I.E., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

PURCHASE OF FUND SHARES

Investors may, if they wish, invest in the Fund through the Participating Organizations or Clearing Brokers, as defined below, with which they have accounts. "Participating Organizations" include securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into agreements with the Distributor with respect to investment of their customer accounts in the Fund. Generally, an investor who purchases shares through a Clearing Broker that receives payment from the Distributor will become a Broker Service Class shareholder. All other qualified investors, and investors who have accounts with

10     PAXWORLD MONEY MARKET FUND Prospectus

Participating Organizations but who do not wish to invest in the Fund through their Participating Organizations, may invest in the Fund directly as Institutional Class shareholders of the Fund. Institutional Class shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Institutional Class shares may also be offered to investors who purchase their shares through Participating Organizations who do not receive compensation from the Distributor, the Adviser or the Sub-Adviser because they may not be legally permitted to receive such as fiduciaries. The Adviser and/or Sub-Adviser pay the expenses incurred in the distribution of Institutional Class shares. Generally, Participating Organizations whose clients become Institutional Class shareholders will not receive compensation from the Adviser, Sub-Adviser or Distributor for the servicing they may provide to their clients. With respect to the Institutional Class of shares, the minimum initial investment in the Fund is $100,000.

Broker Service Class shares will generally only be offered to the clients of clearing broker-dealers that have entered into an agreement with the Distributor ("Clearing Brokers"). Broker Service Class shares are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan. The Clearing Brokers provide shareholder servicing to Broker Service Class shareholders and are compensated for such by the Adviser, the Sub-Adviser and/or the Distributor. With respect to the Broker Service Class of shares, the minimum initial investment in the Fund is $1,000. The minimum amount for subsequent investments is $100 for all shareholders. The Fund may waive any minimum purchase requirements.

INVESTMENTS THROUGH PARTICIPATING ORGANIZATIONS

Investors who have accounts with Participating Organizations ("Participant Investors") may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. When instructed by its Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their Participant Investors each purchase and redemption of Fund shares for the Participant Investors' accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing the total number of Fund shares owned by each Participant Investor as of the statement closing date, purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement and the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

31 May 2006                                                                   11

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadlines of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 12:00 noon, Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 12:00 noon on that day. The investor will then receive the net asset value of the Fund's shares determined as of 12:00 noon on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

INVESTMENTS THROUGH CLEARING BROKERS

Persons who maintain accounts with Clearing Brokers may, if they wish, invest in the Fund through such Clearing Brokers. When instructed by its customer to purchase or redeem Fund shares, the Clearing Broker, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Clearing Brokers may confirm to their customers who are shareholders in the Fund ("Broker Service Class Shareholders") each purchase and redemption of Fund shares for the customers' accounts. Also, Clearing Brokers may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares).

Clearing Brokers may charge Broker Service Class Shareholders a fee in connection with their use of specialized purchase and redemption procedures offered to them by Clearing Brokers. In addition, Clearing Brokers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and redemptions and restrictions in

12     PAXWORLD MONEY MARKET FUND Prospectus
addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Clearing Brokers may be less than by investing in the Fund directly. Clearing Brokers may also set deadlines for receipt of orders from Broker Service Class Shareholders that are earlier than the order deadlines of the Fund due to processing or other reasons. A Broker Service Class Shareholder should read this Prospectus in conjunction with the materials provided by the Clearing Brokers describing the procedures under which Fund shares may be purchased and redeemed through the Clearing Brokers.

Qualified Clearing Brokers may transmit an investor's purchase or redemption order to the Fund's transfer agent after 12:00 noon, Eastern Time on the day the order is received from the investor as long as the investor has placed his order with the Clearing Broker before 12:00 noon on that day. The investor will then receive the net asset value of the Fund's shares determined as of 12:00 noon on the day he placed his order with the qualified Clearing Broker. Clearing Brokers are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

DIRECT PURCHASE AND REDEMPTION PROCEDURES

The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly. These investors may obtain the Fund application necessary to open an account by telephoning the Fund at either 212-830-5472 (within New York State) or toll free at 800-241-3263.

All shareholders will receive a monthly statement from the Fund listing the total number of shares of the Fund owned as of the statement closing date, purchases and redemptions of shares of the Fund during the month covered by the statement and the dividends paid on shares of the Fund (including dividends paid in cash or reinvested in additional shares of the Fund).

Initial Purchase of Shares

MAIL AND PERSONAL DELIVERY

Investors may send or deliver a check made payable to the Fund along with a completed Fund application to:

            Pax World Money Market Fund, Inc.
            c/o Reich & Tang Funds
            600 Fifth Avenue - 8th Floor
            New York, New York 10020

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. Prospective shareholders who wish to register their account in the name of a beneficiary for the purposes of transferring their account upon their death may do so subject to the following

31 May 2006                                                                  13
understanding: the laws of the state listed as the shareholder's address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware shall apply. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20.00 fee for each returned check.

BANK WIRE

To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5472 or toll free at (800) 241-3263 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

            The Bank of New York
            ABA #021000018
            Reich & Tang Funds
            DDA #8900403527

            For Pax World Money Market Fund, Inc.
            Account of (Investor's Name)
            Fund Account #
                          ---------------------
            SS #/Tax I.D.#
                          ---------------------


An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12:00 noon, Eastern Time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

SUBSEQUENT PURCHASES OF SHARES

Subsequent purchases can be made either by bank wire or by personal delivery, as indicated above, or by mailing a check to:

           Pax World Money Market Fund, Inc.
           Mutual Funds Group
           P.O. Box 13232 Newark, New Jersey 07101-3232

There is a $100 minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number.

14     PAXWORLD MONEY MARKET FUND Prospectus

Provided that the information on the Fund application on file with the Fund is still applicable, a shareholder may re-open an account without filing a new Fund application at any time during the calendar year the shareholder's account is closed or during the following calendar year.

REDEMPTION OF SHARES

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund following receipt by the Fund's transfer agent of the redemption order. Normally payment for redeemed shares is made on the Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption requests will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank currently considered by the Fund to occur within 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guaranteed letter.


When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures. There is no redemption charge (except for a $15 wire redemption fee for wire redemptions less then $10,000), no minimum period of investment and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check or bank wire. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he or she owns, all dividends credited to the shareholder up to the date of redemption are paid to the shareholder in addition to the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

The date of payment upon redemption may generally not be postponed for more than seven days after shares are tendered for redemption, and the right of redemption may not be suspended, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period


31 May 2006                                                                  15
during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.


The Fund has reserved the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or his Participating Organization's or Clearing Broker's account after a redemption is less than $500. Written notice of any such mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor and Clearing Broker accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization or Clearing Broker. The Participating Organization or Clearing Broker will be responsible for notifying the Participant Investor or Broker Service Class Shareholder of the proposed mandatory redemption. A shareholder, Participating Organization or Clearing Broker who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.


In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

WRITTEN REQUESTS

Shareholders may make a redemption in any amount by sending a written request to:

            Pax World Money Market Fund, Inc.
            c/o Reich & Tang Funds
            600 Fifth Avenue - 8th Floor
            New York, New York 10020

16     PAXWORLD MONEY MARKET FUND Prospectus

All written requests for redemption must be signed by the shareholder with a signature guarantee unless otherwise indicated on the Fund application or in subsequent written authorization. Normally, the redemption proceeds are paid by check and are mailed to the shareholder at the address of record.


CHECK WRITING PRIVILEGES (BROKER SERVICE CLASS)

By making the appropriate election on the Fund application, a Broker Service Class Shareholder may request a supply of checks which may be used to effect redemptions from the Broker Service Class Shareholder's account. Checks may be drawn in any amount determined by the Clearing Broker for Broker Service Class Shareholders, and may be used like an ordinary commercial bank check except that they may not be certified. The checks are drawn on a special account maintained by the Fund with the Fund's agent bank. When a check is presented to the Fund's agent bank, it instructs the transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables the Broker Service Class Shareholder to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Investors who purchase Fund shares by check may not receive their redemptions proceeds until the check for purchase of such shares has cleared, which could take up to 15 days following the date of purchase.

Retirement accounts are not permitted to have check writing privileges. There is no charge to the Broker Service Class Shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future. Broker Service Class Shareholders electing the check writing option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, and an unsigned check or a post-dated check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's Broker Service Class Shareholders.


31 May 2006                                                                  17

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.


TELEPHONE (INSTITUTIONAL CLASS)

The Fund accepts telephone requests for redemption from Institutional Class Shareholders who elect this option. The proceeds of a telephone redemption will be sent to the shareholder at his or her address or to his or her bank account as set forth in the Fund application or in a subsequent signature guaranteed written authorization. Redemptions following an investment by check will not be effected until the check has cleared, which could take up to 15 days after investment. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service, and thus shareholders risk possible loss of dividends in the event of a telephone redemption not authorized by them. Telephone requests to wire redemption proceeds must be for amounts in excess of $1,000. A fee of $15 will be charged for all wire redemptions of less than $10,000. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that Institutional Class Shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for any losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder of Institutional Class shares making a telephone withdrawal should call the Fund at 212-830-5472 or toll free at 800-241-3263 and state (i) the name of the shareholder appearing on the Fund's records, (ii) his or her account number with the Fund, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account address on the same Fund Business Day the redemption is effected if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization Form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic

18     PAXWORLD MONEY MARKET FUND Prospectus

Withdrawal Authorization Form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

The election to receive systematic withdrawal payments may be made at the time of the original subscription by so indicating on the Fund application for Institutional Class Shareholders or by so indicating on the appropriate form from their Clearing Broker for Broker Service Class Shareholders. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.


EXCHANGE PRIVILEGE

Shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for shares of the Pax World Balanced Fund, Inc., the Pax World Growth Fund, Inc., or the Pax World High Yield Fund, Inc. as well as certain other investment companies which retain Pax World Management Corp. as their investment adviser or sub-adviser and which participate in the exchange privilege program with the Fund. If only one class of shares is available in a particular fund, the shareholder of the Fund is entitled to exchange his or her shares for the shares available in that fund. It is contemplated that this exchange privilege will be applicable to any new Pax World mutual funds.

An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for federal, state and local income tax purposes.

There is no charge for the exchange privilege or limitation as to frequency of exchanges, however, the Pax World Fund into which a shareholder is exchanging may contain certain exchange and other trading limits. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made.

The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold.


31 May 2006                                                                  19

Shares may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. Prospectuses may be obtained by contacting the Distributor at the address or telephone number set forth on the cover page of this Prospectus. An exchange will be a taxable event to an exchanging shareholder.

For instructions for exchanges please contact Pax World Management Corp. toll free at 800-767-1729.

The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

Each dividend and capital gains distribution declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid either in cash or in additional shares of the same Class having an aggregate net asset value equal to the cash amount of the dividend or capital gains distribution. The election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for, and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder.


While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, the amount and timing of any such dividend or distribution depends on the realization by the Fund of income and capital gains from investments. Except as described herein, the Fund's net investment income (including any net realized short-term capital gains) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund generally pays dividends monthly. Capital gains distributions, if any, will be made at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


Because the Broker Service Class shares bear the shareholder servicing fee under the Rule 12b-1 distribution and service plan, the net income of and the dividends payable to Broker Service Class shares will be lower than the net income of and dividends payable to the Institutional Class shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared on the same days at the same times and, except as noted with respect to the shareholder servicing fee payable under the plan, will be determined in the same manner and paid in the same amounts.

20     PAXWORLD MONEY MARKET FUND Prospectus

FREQUENT TRADING

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.

TAX CONSEQUENCES

Unless otherwise exempt from tax, shareholders are required to pay federal income tax on any dividends and other distributions received including capital gain distributions.


31 May 2006                                                                  21

The shareholder's initial tax basis for its shares in the Fund will be its cost of the shares, including any fees or expenses. The sale of shares in the Fund generally will be the taxable disposition of an asset, with gain or loss realized in an amount equal to the difference between the shareholder's tax basis for the shares and the proceeds received on the sale. Any loss realized on a taxable sale of shares within six months from the date of purchase will be treated as a long-term capital loss to the extent of any capital gains dividend received with respect to the shares. The exchange of shares of one Fund for shares of another Fund, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss may be realized. In either case, loss recognition may be affected by the loss disallowance and limitation rules of the Internal Revenue Code (the "Code").

The Fund has elected and intends to continue to qualify for treatment as a "regulated investment company" under the Code. To qualify as a regulated investment company, the Fund must meet certain requirements regarding its organization, investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income, and any undistributed amounts from prior years, within the required time periods. Dividends of net ordinary income will be subject to tax as ordinary income, currently at federal tax rates of up to 35% for individuals. State and local income tax may also apply.

Distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. Distributions of net long-term capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. Capital gains realized by corporations are taxed at the same rate as ordinary income. However, long-term capital gains (gains on the sale or disposition of assets held for more than one year) realized by non-corporate shareholders are taxable at maximum rate of 15%. Dividends and distributions are treated in the same manner for federal income tax purposes whether shareholders receive cash or additional shares. The Fund expects that due to its investment objectives, its distributions will consist primarily of ordinary income. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received the cash dividend and then reinvested it.

The Fund is required by federal law to withhold as "backup withholding" 28% of reportable payments (which may include dividends, capital gains distributions and redemption proceeds) paid to shareholders who have not complied with Internal Revenue Service regulations regarding the supplying of their taxpayer identification numbers and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on his or her application that the

22     PAXWORLD MONEY MARKET FUND Prospectus
social security or tax identification number provided is correct and that the shareholder is not subject to 28% backup withholding for previous underreporting to the IRS. Backup withholding is not an additional tax and any amounts so withheld may be credited against a shareholder's federal income tax liability if the appropriate information is supplied. State and local taxes may differ from the federal consequences discussed above.

V. DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES

Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Broker Service Class Shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of a Broker Service Class Shareholder's investment and may cost such shareholder more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Broker Service Class shares, a service fee equal to .25% per annum of the Broker Service Class shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of Broker Service Class shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Clearing Brokers with respect to their provision of such services to their clients or customers who are shareholders of the Broker Service Class of the Fund.

The Plan and the Shareholder Servicing Agreement for the Broker Service Class provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor or Clearing Broker in carrying out their obligations under the Shareholder Servicing Agreement with respect to Broker Service Class shares or the Clearing Broker agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing application forms for shareholder accounts.


31 May 2006                                                                  23

The Plan provides that the Adviser and Sub-Adviser may make payments from time to time from their own resources, which may include the advisory fee, sub-advisory fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Clearing Brokers with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate Clearing Brokers for providing assistance in distributing the Broker Service Class shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor or other persons in connection with the distribution of the Fund's Broker Service Class shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to the Broker Service Class shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Adviser, Sub-Adviser or Distributor for any fiscal year under either the Advisory Agreement or the Sub-Advisory Agreement, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.



The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund or Clearing Brokers under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations or Clearing Brokers that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization or Clearing Brokers with each firm, based on, among other things, the nature and level of services provided by such Participating Organization or Clearing Brokers and the significance of the overall relationship of the Participating Organization or Clearing Brokers to the Sub-Adviser and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization or Clearing Brokers to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization or Clearing Brokers to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for

24     PAXWORLD MONEY MARKET FUND Prospectus
certain Participating Organizations or Clearing Brokers and may provide non-cash compensation to certain Participating Organizations or Clearing Brokers like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.


31 May 2006                                                                  25

VI. FINANCIAL HIGHLIGHTS


These financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Class and Broker Service Class share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report which is available upon request.



                                                   INSTITUTIONAL
                                                       CLASS
                                ----------------------------------------------------
                                                    Year Ended
                                                    January 31,
                                ----------------------------------------------------
                                  2006       2005       2004       2003       2002
                                --------   --------   --------   --------   --------
Per Share Operating Performance:
(for a share outstanding
   throughout the year)
Net asset value,
   beginning of year........... $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income.......   0.030      0.011      0.008      0.015      0.036
Net realized and unrealized gain(loss)
   on investments .............    --         --         --       (0.000)    (0.000)
                                --------   --------   --------   --------   --------
Total from investment operations  0.030      0.011      0.008      0.015      0.036
Less distributions from:
   Dividends from net
     investment income.........  (0.030)    (0.011)    (0.008)    (0.015)    (0.036)
Net realized gains on investments  --         --         --         --         --
                                --------   --------   --------   --------   --------
Total distributions............  (0.030)    (0.011)    (0.008)    (0.015)    (0.036)
                                --------   --------   --------   --------   --------
Net asset value, end of year    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                ========   ========   ========   ========   ========
------------------------------------------------------------------------------------
Total Return...................   3.06%      1.12%      0.84%      1.54%      3.63%
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000)   $105,551   $135,150   $112,704   $183,181   $200,653
Ratios to average net assets:
   Expenses (net of fees
      waived) (a)..............   0.41%      0.40%      0.37%      0.35%      0.35%
   Net investment income.......   2.99%      1.11%      0.86%      1.53%      3.54%
   Advisory fees waived........   0.05%      0.09%      0.08%      0.04%      0.04%
   Expenses paid indirectly....   0.00%      0.00%      0.00%      0.00%      0.00%

(a) Includes expenses paid indirectly

26     PAXWORLD MONEY MARKET FUND Prospectus


                                                      BROKER
                                                   SERVICE CLASS
                                ----------------------------------------------------
                                                    Year Ended
                                                    January 31,
                                ----------------------------------------------------
                                  2006       2005       2004       2003       2002
                                --------   --------   --------   --------   --------
Per Share Operating Performance:
(for a share outstanding
   throughout the year)
Net asset value,
   beginning of year........... $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income.......   0.026      0.007      0.004      0.011      0.031
Net realized and unrealized gain(loss)
   on investments .............    --         --         --       (0.000)    (0.000)
                                --------   --------   --------   --------   --------
Total from investment operations  0.026      0.007      0.004      0.011      0.031
Less distributions from:
   Dividends from net
     investment income.........  (0.026)    (0.007)    (0.004)    (0.011)    (0.031)
Net realized gains on investments  --         --         --         --         --
                                --------   --------   --------   --------   --------
Total distributions............  (0.026)    (0.007)    (0.004)    (0.011)    (0.031)
                                --------   --------   --------   --------   --------
Net asset value, end of year    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                ========   ========   ========   ========   ========
------------------------------------------------------------------------------------
Total Return...................   2.60%      0.67%      0.39%      1.08%      3.16%
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000)   $ 37,225   $ 34,411   $ 29,343   $ 19,633   $ 19,298
Ratios to average net assets:
   Expenses (net of fees
      waived) (a)..............   0.86%      0.84%      0.82%      0.80%      0.80%
   Net investment income.......   2.56%      0.68%      0.38%      1.07%      2.91%
   Advisory fees waived........   0.05%      0.09%      0.08%      0.04%      0.04%
   Expenses paid indirectly....   0.00%      0.00%      0.00%      0.00%      0.00%

(a) Includes expenses paid indirectly


31 May 2006                                                                  27

NOTICE OF REICH & TANG* PRIVACY POLICY

We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

                       This is not part of the Prospectus.

                                     ~Notes~

PAX WORLD
ETHICAL INVESTING
                                            PAX WORLD
INVESTMENT ADVISER                          222 State Street
Pax World Management Corp.                  Portsmouth, NH  03801
222 State Street                            800.767.1729
Portsmouth, NH  03801-3853                  web www.paxfund.com
                                            email info@paxworld.com

INVESTMENT SUB-ADVISER
Reich & Tang Asset Management, LLC          For general fund information and/or
600 Fifth Avenue                            shareholder account information,
New York, NY  10020                         800.241.3263

TRANSFER AND DIVIDEND DISBURSING AGENT     ADDRESS ALL ACCOUNT INQUIRIES TO:
Reich & Tang Services, Inc.                Pax World Money Market Fund, Inc.
600 Fifth Avenue                           c/o Reich & Tang Funds
New York, NY  10020                        600 Fifth Avenue - 8th Floor
                                           New York, NY  10020

GENERAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022

[graphic omitted] Printed in the USA on recycled paper

A Statement of Additional Information (SAI) dated May 31, 2006, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI and the annual and semi-annual reports and material incorporated by reference without charge by calling the Fund at at 1-800-241-3263. To request other information, please call your financial intermediary of the Fund.

A current SAI had been filled with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


811-8591                                              PAXI&B506P

PAX WORLD
MONEY MARKET
FUND, INC.

PROSPECTUS


May 31, 2006


MMA PRAXIS CLASS

A money market fund whose investment objective is to seek to maximize current income to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. The Fund will seek to achieve this objective by investing in short-term obligations of issuers that produce goods and services that improve the quality of life and that are not to any degree engaged in manufacturing defense or weapons-related products.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The MMA Praxis Mutual Funds Notice of Privacy Policy &
Practices is included with this Prospectus but is not part of the Prospectus.

TABLE OF CONTENTS


3    Risk/Return Summary: Investment           10   Management, Organization and
      Objective,  Principal Investment               Capital Structure
      Strategies, Principal Risks and Fund     11   Shareholder Information
      Performance
6    Fee Table                                 25   Distribution Arrangements
7    Social Screening                          27   Financial Highlights
8    Portfolio Holdings


I. RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS AND FUND PERFORMANCE

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

     The Fund is a money market fund whose investment objective is to seek to maximize current income to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.

     The Fund's investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund intends to achieve its investment objective by investing primarily in short-term, high quality debt instruments including:

(i)  high quality commercial paper;

(ii) repurchase agreements;

(iii) bank certificates of deposit, and

(iv) short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government which are earmarked for a specific purpose that complies with the investment objective and policies of the Fund.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.


     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

     The Fund will only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's adviser or sub-adviser to be of comparable quality.

     The Fund shall not invest more then 5% of its total assets in securities issued by a single issuer.

     The Fund's investment adviser and sub-adviser consider the following factors when buying and selling securities for the Fund: (i) availability of cash, (ii) redemption requests, (iii) yield management, (iv) credit management and (v) social criteria.

     The Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life in the opinion of the Fund's investment adviser, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products. Please see "Social Screening" below for a discussion of the Fund's ethical investment policy.

     The Fund intends to invest primarily in the following securities and transactions:

     COMMERCIAL PAPER AND CERTAIN DEBT OBLIGATIONS: The Fund may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations.

     REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Fund's portfolio. A repurchase agreement is created when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

     BANK OBLIGATIONS: The Fund may purchase certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. The Fund limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Fund limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets.

     UNITED STATES GOVERNMENT SECURITIES: The Fund's investments may also include short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government which are earmarked for a specific purpose that complies with the investment objective and policies of the Fund. These securities are not supported by the full faith and credit of the United States Treasury. Certain of these securities are supported by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks and the Federal National Mortgage Association), and others are supported only by the credit of the agency or instrumentality. There is no guarantee that the United States Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the United States Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

     As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment adviser and sub-adviser. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


PRINCIPAL RISKS
--------------------------------------------------------------------------------

     The principal risks of investing in the Fund are described below.

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments that are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.


o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency.


o If a vendor defaults on its repurchase obligation pursuant to a repurchase agreement, the Fund might lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the vendor files for bankruptcy, the Fund may be delayed or incur costs in selling the collateral. If the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited.

o The Fund's policy to invest in issuers that produce goods and services that improve the quality of life and to sell any investments that are found to violate this policy may result in (i) the Fund foregoing certain higher yielding investments or (ii) the Fund having to sell an investment at a time when it is financially disadvantageous to do so.


FUND PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the annual total returns of the Fund's MMA Praxis Class of shares for the last six calendar years. The table shows the average annual total returns of the MMA Praxis Class for the last one year, five year and since inception periods ended December 31, 2005. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future.


     The Fund's current 7-day yield may be obtained by calling the Fund toll-free at (800) 9-PRAXIS or by checking the MMA Praxis web site at http://www.mmapraxis.com.

Pax World Money Market Fund, Inc. - MMA Praxis Class (1), (2), (3)

[GRAPHIC OMITTED]

Calendar Year End            % Total Return
=================            ==============


2000                          5.92%
2001                          3.74%
2002                          1.34%
2003                          0.65%
2004                          0.81%
2005                          2.69%



(1) As of March 31, 2006, the MMA Praxis Class shares of the Fund had a year to date return of 0.96%.

(2) For the Fund's MMA Praxis Class, the highest quarterly return was 1.54% for the quarter ended September 30, 2000; the lowest quarterly return was 0.13% for the quarter ended September 30, 2003.

(3) Participating Organizations (as hereinafter defined) may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

AVERAGE ANNUAL TOTAL RETURNS - FOR THE PERIODS ENDED DECEMBER 31, 2005

                               MMA PRAXIS CLASS

One Year                              2.69%
Five Years                            1.84%
Since Inception*                      2.60%


* The inception date (commencement of sales) for the MMA Praxis Class of shares was October 12, 1999.

                                    FEE TABLE
--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the MMA Praxis Class of the Fund.

                                MMA PRAXIS CLASS

ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Advisory Fees.............................................            0.15%
Distribution and Service (12b-1) Fees.....................            0.25%
Other Expenses............................................            0.47%
   Administration Fees....................................  0.10%
                                                                      -----
Total Annual Fund Operating Expenses......................            0.87%
                                                                      =====

The Fund's adviser voluntarily waived 0.05% of the Advisory Fees payable by the Fund to the adviser during the fiscal year ended January 31, 2006. After such waiver, the Advisory Fees were 0.10%. The Fund's distributor voluntarily waived 0.22% of the 12b-1 Fees. After such waiver, the 12-b-1 Fees were 0.03%. The actual Total Annual Fund Operating Expenses were 0.60%. These fee waiver arrangements may be terminated at any time at the option of the adviser or the distributor, respectively.

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR     3 YEARS    5 YEARS    10 YEARS
                               ------     -------    -------    --------

     MMA PRAXIS CLASS           $89        $278        $482      $1,073


SOCIAL SCREENING

     Consistent with its ethical investment criteria and the Fund's investment objective, the Fund seeks investments in companies that produce goods and services that improve the quality of life, in the opinion of the Fund's investment adviser, and that are not, to any degree, engaged in manufacturing defense or weapons related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

     The ethical investment policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

     In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Fund. The Fund's investment adviser, Pax World Management Corp., is responsible for such supervision and screening of the securities included in the Fund.

     If it is determined after the initial purchase by the Fund that the company's activities fall within any of the exclusions described above (either by acquisition, merger or otherwise), the securities of such company will be eliminated from the portfolio as soon thereafter as possible taking into consideration various factors, including (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, and (iii) market conditions. In no event, however, will such securities be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of a security at a time when it may be financially disadvantageous to do so.


PORTFOLIO HOLDINGS

     A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

II.  MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


     The Fund's investment adviser is Pax World Management Corp. (the "Adviser"), whose principal office is located at 222 State Street, Portsmouth, New Hampshire 03801. The Adviser was incorporated in 1970 under the laws of the State of Delaware. As of April 30, 2006, the Adviser had approximately $2.4 billion in assets under management by virtue of serving as the Adviser to the Fund, the Pax World Balanced Fund, Inc., the Pax World Growth Fund, Inc. and the Pax World High Yield Fund, Inc. The Adviser currently manages investments for clients other than the Fund, the Pax World Balanced Fund, the Pax World Growth Fund and the Pax World High Yield Fund, and may continue to do so in the future.

     Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the ethical criteria applied to the Fund and for overseeing the performance of the sub-adviser, Reich & Tang Asset Management, LLC (the "Sub-Adviser"). Under the Advisory Agreement, the Fund pays the Adviser an annual advisory fee of 0.15% of the Fund's average daily net assets. For the fiscal year ended January 31, 2006, the Fund paid the Adviser an advisory fee equal to 0.10% per annum of the Fund's average daily net assets.

     Reich & Tang Asset Management, LLC serves as the sub-adviser of the Fund under a Sub-Advisory Agreement. The Sub-Adviser is a Delaware limited liability company, with its principal office at 600 Fifth Avenue, New York, New York 10020. The Sub-Adviser, as of April 30, 2006, was investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17 billion. The Sub-Adviser acts as manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Sub-Adviser also advises pension trusts, profit-sharing trusts and endowments.

     Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Adviser that the contemplated investments satisfy the social responsibility criteria applied to the Fund. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser an annual management fee of 0.075% of the Fund's average daily net assets from its advisory fee. A discussion regarding the basis for the Board of Directors approving the continuance of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund's annual report for the period ended January 31, 2006.


     The advisory fees are accrued daily and paid monthly. The Adviser and Sub-Adviser, at their discretion, may voluntarily waive all or a portion of their respective advisory fees.

     Pursuant to an Administrative Services Contract between the Fund and the Sub-Adviser, the Sub-Adviser performs clerical, accounting supervision and office service functions for the Fund. The Sub-Adviser provides the Fund with personnel to perform all other clerical and accounting type functions not performed by the Sub-Adviser under the Sub-Advisory Agreement. The Fund reimburses the Sub-Adviser for all of the Fund's operating costs and all the expenses incurred to conduct the Fund's affairs. The amount of such reimbursement must be agreed upon between the Fund and the Sub-Adviser.


     For its services under the Administrative Services Contract, the Sub-Adviser receives an annual fee of 0.10% of the Fund's average daily net assets. For the fiscal year ended January 31, 2006, the Fund paid the Sub-Adviser a fee for administrative services equal to 0.10% per annum of the Fund's average daily net assets. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement.


     Any portion of the total fees received by the Adviser and Sub-Adviser and their past profits may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution Arrangements" herein.) The fees are accrued daily and paid monthly.

     In addition, Reich & Tang Distributors, Inc. (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the MMA Praxis Class shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly.

     Investment advisory fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


III. SHAREHOLDER INFORMATION


     The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge for either sales or redemptions. All transactions in the Fund's MMA Praxis Class are effected through the Fund's MMA Praxis Class transfer agent which accepts orders for purchases and redemptions from the Distributor, Participating Organizations and from shareholders directly. With respect to the MMA Praxis Class, the minimum initial investment is $500. The minimum amount for subsequent investments is $50 for all shareholders.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

     The net asset value of the Fund's shares is determined as of 12:00 noon, Eastern Time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (I.E., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Adviser or Sub-Adviser, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

     Shares are issued as of the first determination of the Fund's net asset value made after receipt of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds").

PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------

     You may purchase MMA Praxis Class shares of the Fund through the Distributor or through participating organizations, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Participating Organizations" include securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into agreements with the Distributor with respect to investment of their customer accounts in the Fund. If you purchase shares through a Participating Organization, that party is responsible for transmitting orders by the close of business and may have an earlier cut-off time for purchase and sale requests than those stated herein. Consult your participating organization for specific information.


     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the transfer agent for the MMA Praxis Class after 12:00 noon, Eastern Time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 12:00 noon on that day. The investor will then receive the net asset value of the Fund's shares determined as of 12:00 noon on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously. If the Fund's MMA Praxis Class transfer agent receives Federal Funds prior to 12:00 noon Eastern Time, you are entitled to receive that day's dividend.


     All shareholders will receive from the MMA Praxis Class transfer agent, on behalf of the Fund, a quarterly statement indicating the total number of shares of the Fund owned as of the statement closing date, purchases and redemptions of shares of the Fund during the quarter covered by the statement and the dividends paid on shares of the Fund (including dividends paid in cash or reinvested in additional shares of the Fund).


     The Fund may waive the following minimum purchase requirements and it reserves the right to reject any purchase order for its shares. All purchases must be in US dollars. No cash, money orders, traveler's checks, credit card checks, or counter checks will be accepted. Certain starter and third party checks may not be accepted for initial purchase. The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund may refuse to accept certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

                                   MINIMUM               MINIMUM
                                   INITIAL             SUBSEQUENT

ACCOUNT TYPE                     INVESTMENT            INVESTMENT
Regular (non-retirement)            $500                   $50
Retirement                          $500                   $50
Automatic Investment Plan           $ 50                   $50

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT


     You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.


BY REGULAR MAIL

How to make an Initial Investment in MMA Praxis Class shares:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.   Make check payable to "MMA Praxis Mutual Funds."


3.   Mail to: MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, OH 45201-5356.

How to make Subsequent Investments in MMA Praxis Class shares:

1. Use the investment slip attached to your account confirmation statement. Or, if unavailable,

2.   Include the following information on a piece of paper:

   o Pax World Money Market Fund, Inc. and MMA Praxis Class
   o Amount invested
   o Account name
   o Fund and Account number


     Include your account number on your check.


3.  Mail to: MMA Praxis Mutual Funds
             P.O. Box 5356, Cincinnati, OH 45201-5356

BY OVERNIGHT SERVICE

     Please call (800) 9-PRAXIS for mailing instructions.

     NOTE: A $10.00 OVERNIGHT MAIL FEE MAY BE CHARGED TO YOUR ACCOUNT.

ELECTRONIC PURCHASES

     Your bank must participate in the Automated Clearing House ("ACH") and must be a United States bank.

     Establish electronic purchase option on your account application or call
(800) 9-PRAXIS. Your account can generally be set up for electronic purchases within 15 days.

     Call (800) 9-PRAXIS to arrange a transfer from your bank account.

     When an electronic purchase or sale is made through the ACH, it may take up to 5 days to clear.

     NOTE: YOUR BANK OR BROKER MAY CHARGE A FEE FOR THIS SERVICE.


BY WIRE TRANSFER

     Wire transfers allow financial institutions to send funds to each other, almost instantaneously.

NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

     Please call (800) 9-PRAXIS for a confirmation number and instructions for returning your completed application and wiring instructions.

     Prior to instructing your bank to wire the funds, call (800) 9-PRAXIS to advise us of the amount being transferred and the name of your bank.

AUTOMATIC INVESTMENT PLAN


     You can make automatic investments in the MMA Praxis Class of the Fund from your bank account. Automatic investment plans may be used to establish a new account and investments. Automatic investments can be as little as $50, once you've invested the minimum required to open the account. You may elect at any time to terminate your participation by writing to the Fund at P.O. Box 5356, Cincinnati, OH 45201-5356. Death or legal incapacity will automatically terminate your participation. Further, the Fund may terminate your participation upon 30 days' notice to you.


     To invest regularly from your bank account:

o    Complete the Automatic Investment Plan portion on your Account Application.

     Make sure you note:

     -    Your bank name, address and account number.

     -    The amount you wish to invest automatically (minimum $50).

     -    How often you want to invest (monthly, twice a month or quarterly).

o    Attach a voided personal check.

SELLING YOUR SHARES
--------------------------------------------------------------------------------

     As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.


     You may sell your shares at any time, subject to the policies set forth under "General Policies on Selling Shares" below. Your sales price will be the next net asset value after your sell order is received by the MMA Praxis Class transfer agent or a qualified Participating Organization. Normally you will receive your proceeds within a week after your request is received. See "General Policies on Selling Shares" below.


INSTRUCTIONS FOR SELLING SHARES

BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

     Call (800) 9-PRAXIS with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

BY MAIL

1.   Write a letter of instruction indicating:

     o    Your Fund and account number.

     o    Amount you wish to redeem.

     o    Address where your check should be sent.

     o    Account owner signature.


2.   Mail to: MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, OH 45201-5356.


BY OVERNIGHT SERVICE


     Please call (800) 9-PRAXIS for mailing instructions.

     NOTE: A $10.00 OVERNIGHT MAIL FEE MAY BE CHARGED TO YOUR ACCOUNT.


WIRE TRANSFER

You must indicate this option on your application.

Call (800) 9-PRAXIS to request a wire transfer.

If you call by 12:00 noon, Eastern Time, your payment will generally be wired on the same business day.

If you call after 12:00 noon Eastern Time, your payment will normally be wired to your bank on the next business day.

NOTE: YOUR FINANCIAL INSTITUTION MAY ALSO CHARGE A SEPARATE FEE FOR WIRE TRANSFER OF FUNDS.

AUTOMATIC WITHDRAWAL PLAN

     You can receive automatic payments from your account monthly, quarterly or annually. The minimum withdrawal is $50. To activate this feature:

o Make sure you've checked the appropriate box on the Account Application. Or call (800) 9-PRAXIS.

o    Include a voided personal check.

CHECK WRITING PRIVILEGES

     By making the appropriate election on the application form, an MMA Praxis Class shareholder may request a supply of checks which may be used to effect redemptions from the Fund. The checks will be issued in the shareholder's name. Checks may be drawn in any amount of $250 or more for MMA Praxis Class shareholders and may be used like an ordinary commercial bank check except that they may not be certified. The checks are drawn on a special account maintained by the Fund with the Fund's agent bank. When a check is presented to the Fund's agent bank, it instructs the Fund's MMA Praxis Class transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables the shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check for the purchase of such shares has cleared, which could take up to 15 days following the date of purchase.

     Retirement accounts are not permitted to have check writing privileges. There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.



     Shareholders electing the check writing option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


     An MMA Praxis Class shareholder must maintain a minimum $2,000 balance to be eligible to elect the check writing privilege.

GENERAL POLICIES ON SELLING SHARES


     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the MMA Praxis Class of the Fund following receipt by the Fund's MMA Praxis Class transfer agent of the redemption order. Normally, payment for redeemed shares is made on the Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption requests will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, currently considered by the Fund to occur within 15 days after investment. Shares redeemed by wire before noon are not entitled to participate in dividends declared on the day a redemption becomes effective.


REDEMPTIONS IN WRITING REQUIRED


     You must request redemptions in writing in the following situations:

     1. Redemptions from Individual Retirement Accounts ("IRAs"), 403(b) accounts and other qualified plans.

     2. Redemptions requiring a signature guarantee. The following circumstances require that your request to sell shares be made in writing accompanied by an original signature guarantee to help protect against fraud. We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED.


          o    Redemptions over $50,000

          o Your account registration or the requested payee instruction (including bank instructions) has changed within the last 30 days.

          o    The check is not being mailed to the address on your account.

          o    The check is not being made payable to the owner of the account.

          o The redemption proceeds are being transferred to another Fund account with a different registration.

          o The redemption proceeds are being sent to new or different bank account instructions than what is on file.



VERIFYING TELEPHONE REDEMPTIONS

     The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Fund's MMA Praxis Class transfer agent may be liable for losses due to unauthorized transactions.

SHARES PURCHASED BY CHECK

     When you have made your initial investment by check, you cannot redeem any portion of it until the Fund's MMA Praxis Class transfer agent is satisfied that the check used for investment has cleared (which may require up to 15 days).

DELAYED REDEMPTION REQUEST

     The date of payment upon redemption may generally not be postponed for more than 7 days after shares are tendered for redemption, and the right of redemption may not be suspended, except for any period during which (i) the New York Stock Exchange is closed (other than customary weekend and holiday closings) (ii) any period during which the Securities and Exchange Commission determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

CLOSING OF SMALL ACCOUNTS

     If your Fund account falls below $500 due to your redemptions, the Fund may ask you to increase your balance. If your Fund account is still below $500 after 60 days, the Fund may close your account and send you the proceeds at the current net asset value.


UNDELIVERABLE DISTRIBUTION AND REDEMPTION CHECKS

     For any shareholder who chooses to receive dividend distributions in cash, if the dividend distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future dividend distributions are reinvested in your account. Additionally, all dividend distribution and redemption checks that remain uncashed for six months will be canceled and the money reinvested in the shareholder's account at the current NAV.


OTHER POLICIES

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. Proceeds sent to the shareholder will be less any applicable fees and sales charges.

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------
INSTRUCTIONS FOR EXCHANGING SHARES

     You can exchange your shares in the MMA Praxis Class of the Fund for Class A shares of an MMA Praxis Mutual Fund (which are offered through a separate prospectus). No transaction fees are charged for exchanges, but you may be required to pay any applicable front-end sales charge of the new fund.


     You must meet the minimum investment requirements for the fund into which you are exchanging. Exchanges from one fund to another are taxable events that may create a gain or loss. Exchanges may be made by sending a written request to MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, OH 45201-5356, or by calling
(800) 9-PRAXIS. Please provide the following information:


o    Your name and telephone number.

o    The exact name on your account and account number.

o    Taxpayer identification number (usually your Social Security number).

o    Dollar value or number of shares to be exchanged.

o The name of the fund from which the exchange is to be made and the account number.

o The name of the fund into which the exchange is being made. If this is an existing account, please provide the account number

See "Selling Your Shares" for important information about telephone transactions.

NOTES ON EXCHANGES

     There is no charge for the Exchange Privilege or limitation as to frequency of exchanges, however, the MMA Praxis Mutual Fund into which a shareholder is exchanging may contain certain exchange and other trading limitations.

     The registration and tax identification numbers of the two accounts must be identical.

     The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

     When exchanging from a fund that has no sales charge or a lower sales charge to a fund with a higher sales charge, you may be required to pay the difference.

     Be sure to read carefully the Prospectus of any fund into which you wish to exchange shares.

     The Fund reserves the right to reject any exchange request and may modify or terminate the Exchange Privilege at any time.

MMA PRAXIS INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
--------------------------------------------------------------------------------

     An MMA Praxis IRA enables individuals who earn or whose spouse earns compensation for the year, even if they participate in an employer-sponsored retirement plan, to establish their own retirement programs. MMA Praxis IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Internal Revenue Code of 1986, as amended, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis. MMA Praxis offers the following types of IRAs:


         o Traditional            o Coverdell Education Savings Account
         o Roth                   o Simplified Employee Pension (SEP)

     A SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.

     All MMA Praxis IRA distribution requests must be made in writing to the Fund. Any additional deposits to an MMA Praxis IRA must distinguish the type and year of the contribution.

     For more information on an MMA Praxis IRA, or to request an MMA Praxis IRA application, call the Fund at (800) 9-PRAXIS. Shareholders are advised to consult a tax adviser regarding IRA contribution and withdrawal requirements and restrictions.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES
(SIMPLE IRA PLANS)
--------------------------------------------------------------------------------

     An MMA Praxis SIMPLE IRA Plan gives employers the ability to offer tax-deferred IRA accounts to their employees that are funded with salary reduction contributions and employer matching or non-elective contributions.

403(B)(7) DEFINED CONTRIBUTION PLAN
--------------------------------------------------------------------------------

     An MMA Praxis 403(b)(7) Defined Contribution Plan offers qualifying employers that are tax-exempt organizations the ability to establish tax-deferred accounts for their employees that also permit salary reduction contributions.

DIRECTED DIVIDENDS
--------------------------------------------------------------------------------

     A shareholder with an account having a current market value of at least $5,000 may elect to have all income dividends and capital gains distributions reinvested in an MMA Praxis Fund (provided the other fund is maintained at its minimum required balance). The entire directed dividend (100%) must be reinvested into the other fund if this option is chosen. This option is available only to the same shareholder involving funds with the same shareholder registration.


     The Directed Dividend Option may be modified or terminated by the Fund at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing to the Fund's MMA Praxis Class transfer agent.


AUTOMATIC VOLUNTARY CHARITABLE CONTRIBUTIONS TO THE MENNONITE FOUNDATION
--------------------------------------------------------------------------------

     The Mennonite Foundation, Inc. (the "Foundation") was organized as a not-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation's primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.

     In keeping with the socially responsible objectives of the Fund, MMA Praxis Class shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to the Foundation. Such dividends or capital gains will constitute taxable income to the shareholder even if directly contributed to the Foundation. In order to make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash. Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. In order to qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.

     The Foundation will manage contributions received from shareholders in the Foundation's "Charitable Gift Fund," under current operating procedures. Shareholders may advise the Foundation, with respect to their contributions, as to the identity of desired charitable distributees, and the possible timing and amounts of distributions. The Charitable Gift Fund has a minimum distribution amount of $100. The Foundation retains legal and equitable control of the Charitable Gift Fund, and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Mennonite Foundation Charitable Gift Fund by making contributions directly to the Foundation.


     In 2005, the Foundation disbursed approximately $38 million to church and charitable organizations.


     Contributions to the Foundation are charitable contributions, and, subject to tax law limitations, are tax deductible on the itemized tax return of the contributor, although the contributor must nevertheless include in income the income dividends and/or capital gains contributed to the Foundation. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.

     The directors of the Foundation serve in a voluntary capacity, and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors' meetings.

     You may obtain additional information, including the operating procedures of the Charitable Gift Fund, by writing to The Mennonite Foundation, 1110 N. Main Street, P.O. Box 483, Goshen, IN 46528.

CHARITABLE GIFT OPTION
--------------------------------------------------------------------------------

     The Charitable Gift Option allows certain shareholders of the MMA Praxis Class of the Fund to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization at the death of the shareholder. To participate in the Charitable Gift Option, shareholders should call (800) 9-PRAXIS for more information and to receive the necessary enrollment forms. For a shareholder to change the Charitable Gift Option instructions or to discontinue the feature, a written request must be sent to the Fund's MMA Praxis Class transfer agent. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Fund, nor the Fund's MMA Praxis Class transfer agent will verify the qualifications of any receiving organizations, or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Fund under applicable state or federal law.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     Each dividend and capital gains distribution declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid either in cash or in additional shares of the same Class having an aggregate net asset value equal to the cash amount of the dividend or capital gains distribution. The election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for, and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder.

     While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, the amount and timing of any such dividend or distribution depends on the realization by the Fund of income and capital gains from investments. Except as described herein, the Fund's net investment income (including any net realized short-term capital gains) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund generally pays dividends monthly. Capital gains distributions, if any, will be made at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

FREQUENT TRADING
--------------------------------------------------------------------------------

     The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

     Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

     Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchanging Your Shares," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.

TAX CONSEQUENCES
--------------------------------------------------------------------------------

     Unless otherwise exempt from tax, shareholders are required to pay federal income tax on any dividends and other distributions received including capital gain distributions.

     The shareholder's initial tax basis for its shares in the Fund will be its cost of the shares, including any fees or expenses. The sale of shares in the Fund generally will be the taxable disposition of an asset, with gain or loss realized in an amount equal to the difference between the shareholder's tax basis for the shares and the proceeds received on the sale. Any loss realized on a taxable sale of shares within six months from the date of purchase will be treated as a long-term capital loss to the extent of any capital gains dividend received with respect to shares. The exchange of shares of one Fund for shares of another Fund, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss may be realized. In either case, loss recognition may be affected by the loss disallowance and limitations on rules of the Internal Revenue Code (the "Code").

     The Fund has elected and intends to continue to qualify for treatment as a "regulated investment company" under the Code. To qualify as a regulated investment company, the Fund must meet certain requirements regarding its organization, investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income, and any undistributed amounts from prior years, within the required period. Dividends of net ordinary income will be subject to tax as ordinary income, currently at federal tax rates of up to 35% for individuals. State and local income tax may also apply.

     Distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. Distributions of net long-term capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. Capital gains realized by corporations are taxed at the same rate as ordinary income. However, long-term capital gains (gains on the sale or disposition of assets held for more than one year) realized by non-corporate shareholders are taxable at a maximum rate of 15%. Dividends and distributions are treated in the same manner for federal income tax purposes whether shareholders receive cash or additional shares. The Fund expects that, due to its investment objectives, its distributions will consist primarily of ordinary income. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received the cash dividend and then reinvested it.

     The Fund is required by federal law to withhold as "backup withholding" 28% of reportable payments (which may include dividends, capital gains distributions and redemption proceeds) paid to shareholders who have not complied with Internal Revenue Service regulations regarding the supplying of their taxpayer identification numbers and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on his or her application that the social security or tax identification number provided is correct and that the shareholder is not subject to 28% backup withholding for previous underreporting to the IRS. Backup withholding is not an additional tax and any amounts so withheld may be credited against a shareholder's federal income tax liability if the appropriate information is supplied.

     State and local taxes may differ from the federal consequences discussed above.

IV. DISTRIBUTION ARRANGEMENTS


RULE 12B-1 FEES
--------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the MMA Praxis Class shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement.

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (I.E., $1.00), as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the MMA Praxis Class shares, a service fee equal to .25% per annum of the MMA Praxis Class shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the MMA Praxis Class of the Fund.

     The Plan and the Shareholder Servicing Agreement for the MMA Praxis Class shares provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to MMA Praxis Class shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing application forms for shareholder accounts.


     The Plan provides that the Adviser and Sub-Adviser may make payments from time to time from their own resources, which may include the advisory fee, sub-advisory fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Fund's MMA Praxis Class shares; and
(iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's MMA Praxis Class shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Adviser, Sub-Adviser or Distributor for any fiscal year under either the Advisory Agreement or the Sub-Advisory Agreement, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.

     The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales.

     Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Sub-Advisor and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

V.  FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's MMA Praxis Class financial performance for the past 5 years. Certain information reflects financial results for a single Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report along with the Fund's financial statements, is included in the Fund's annual report which is available upon request.

                                                    MMA PRAXIS
                                                       CLASS
                                ----------------------------------------------------
                                                    Year Ended
                                                    January 31,
                                ----------------------------------------------------
                                  2006       2005       2004       2003       2002
                                --------   --------   --------   --------   --------
Per Share Operating Performance:
(for a share outstanding
   throughout the year)
Net asset value,
   beginning of year........... $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income.......   0.028      0.009      0.006      0.013      0.033
Net realized and unrealized gain(loss)
   on investments .............    --         --         --       (0.000)    (0.000)
                                --------   --------   --------   --------   --------
Total from investment operations  0.028      0.009      0.006      0.013      0.033
Less distributions from:
   Dividends from net
     investment income.........  (0.028)    (0.009)    (0.006)    (0.013)    (0.033)
Net realized gains on investments  --         --         --         --         --
                                --------   --------   --------   --------   --------
Total distributions............  (0.028)    (0.009)    (0.006)    (0.013)    (0.033)
                                --------   --------   --------   --------   --------
Net asset value, end of year    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                ========   ========   ========   ========   ========
------------------------------------------------------------------------------------
Total Return...................   2.87%      0.91%      0.61%      1.28%      3.37%
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000)   $ 11,124   $ 11,859   $ 11,429   $ 12,267   $ 13,095
Ratios to average net assets:
   Expenses (net of fees
        waived) (a)............   0.60%      0.60%      0.60%      0.60%      0.60%
   Net investment income.......   2.82%      0.88%      0.62%      1.28%      3.24%
   Advisory fees waived........   0.05%      0.09%      0.08%      0.04%      0.04%
   Shareholder servicing
        fees waived............   0.22%      0.21%      0.18%      0.09%      0.08%
   Expenses paid indirectly....   0.00%      0.00%      0.00%      0.00%      0.00%

(a) Includes expenses paid indirectly

A Statement of Additional Information (SAI) dated May 31, 2006, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI and the annual and semi-annual reports and material incorporated by reference without charge by calling the Fund at (800) 9-PRAXIS. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund's website at HTTP://WWW.MONEY-FUNDS.COM/FUNDS/MMA. To request other information about the Fund, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


                        PAX WORLD MONEY MARKET FUND, INC.
                        MMA PRAXIS CLASS
                        P.O. BOX 5356, Cincinnati, OH 45201-5356
                        (800)-9-PRAXIS

INVESTMENT COMPANY ACT FILE NO. 811-8591

[GRAPHIC OMITTED]
MMA
STEWARDSHIP
SOLUTIONS

MMA PRAXIS MUTUAL FUNDS
NOTICE OF PRIVACY POLICY & PRACTICES

MMA Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our customers(1). We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties. We collect nonpublic personal information about our customers from the following sources:

     o ACCOUNT APPLICATIONS AND OTHER FORMS -- which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

     o ACCOUNT HISTORY -- including information about the transactions and balances in a customer's account(s); and

     o CORRESPONDENCE -- written, telephonic or electronic between a customer and MMA Praxis Mutual Funds or service providers to MMA Praxis Mutual Funds.

We may disclose all of the information described above to certain third parties who are not affiliated with MMA Praxis Mutual Funds under one or more of these circumstances:

     o AS AUTHORIZED -- if you request or authorize the disclosure of the information. As permitted by law -- for example sharing information with companies who maintain or service customer accounts for MMA Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

     o AS PERMITTED BY LAW --for example sharing information with companies who maintain or service customer accounts for MMA Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

     o UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We require service providers to MMA Praxis Mutual Funds:

     o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of MMA Praxis Mutual Funds; and

     o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of MMA Praxis Mutual Funds.

[GRAPHIC OMITTED]   We will adhere to the policies and practices described in
MMA STEWARDSHIP     this notice regardless of whether you are a current or
SOLUTIONS           former shareholder of MMA Praxis Mutual Funds.

                    (1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to MMA Praxis Mutual Funds, but do not invest in MMA Praxis Mutual Funds shares.

THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS.

MMA STEWARDSHIP SOLUTIONS
1110 North Main Street
Post Office Box 483
Goshen, IN 46527





THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS.

--------------------------------------------------------------------------------
PAX WORLD MONEY                             600 FIFTH AVENUE, NEW YORK, NY 10020
MARKET FUND, INC.                           (212) 830-5345
                                            (800) 433-1918
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 31, 2006

  RELATING TO THE PROSPECTUSES FOR THE INSTITUTIONAL CLASS AND BROKER SERVICE CLASS SHARES, THE INDIVIDUAL INVESTOR CLASS SHARES, AND THE MMA PRAXIS CLASS
      SHARES OF THE PAX WORLD MONEY MARKET FUND, INC., DATED MAY 31, 2006.

This Statement of Additional Information (SAI) is not a prospectus. This SAI expands upon and supplements the information contained in the current Prospectuses of the Institutional Class Shares and Broker Service Class Shares, the Individual Investor Class Shares and the MMA Praxis Class Shares of Pax World Money Market Fund, Inc. dated May 31, 2006 and should be read in conjunction with each respective Prospectus.


A Prospectus for each Class of Fund other then the MMA Praxis Class Shares may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-800-767-1729. With respect to the MMA Praxis Class Shares, call 1-800-9-PRAXIS.


The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the SAI from the Fund's Prospectuses.


This Statement of Additional Information is incorporated by reference into each Prospectus in its entirety.

                                                      TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------------------------------
Fund History................................................2     Capital Stock and Other Securities....................20
Description of the Fund and Its Investments and Risks.......2     Purchase, Redemption and Pricing of Shares............20
Management of the Fund.....................................10     Taxation of the Fund..................................21
Control Persons and Principal Holders of Securities........13     Underwriters..........................................22
Investment Advisory and Other Services.....................14     Financial Statements .................................23
Brokerage Allocation and Other Practices...................19     Description of Ratings................................24

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I. FUND HISTORY

The Fund was incorporated on November 26, 1997, in the state of Maryland.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, diversified management investment company. The Fund's investment objective is to seek to maximize current income to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus for each Class of shares.


SOCIAL SCREENING

The policy of the Fund is to seek to invest in companies that produce goods and services that improve the quality of life in the opinion of the Fund's adviser, and that are not to any degree engaged in manufacturing defense or weapons-related products. The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.


In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the Fund. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophy of the Fund. The Fund's adviser, Pax World Management Corp. (the "Adviser"), is responsible for such supervision and screening of the securities included in the Fund.

A detailed description of the types and quality of the securities in which the Fund may invest is further described in each of the Fund's Prospectuses and is incorporated herein by reference.

The Fund may only purchase high quality money market instruments that have been determined by Reich & Tang Asset Management, LLC (the "Sub-Adviser"), to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition. The term First Tier Eligible Securities means securities that have or are deemed to have remaining maturities of 397 days or less and that are (i) rated in the highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs") (acquisition in the latter category must also be ratified by the Board of Directors); or (ii) unrated securities determined by the Adviser or by the Sub-Adviser, to be of comparable quality, (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee, as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (iv) a security issued by a registered investment company that is a money market fund; or (v) a government security. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories. A determination of comparability by the Adviser or Sub-Adviser is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; and "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Adviser or Sub-Adviser of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Adviser and Sub-Adviser becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Adviser's or Sub-Adviser's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

The Fund shall not invest more than 5% of its total assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities ("Government Securities").

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). For the Fund to qualify as such, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (however, this restriction does not apply to the Fund's investment in Government securities). The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised if applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

DESCRIPTION OF INVESTMENTS

The following discussion expands upon the description of the Fund's primary investments and also outlines other types of securities and transactions in which, although not primary investments, the Fund is permitted to invest.

REPURCHASE AGREEMENTS

When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System, broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York and other entities that the Sub-Adviser has determined are creditworthy. Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than 397 days after the Fund's acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which the Fund is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for the Fund securities and will be held by the Fund custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is, therefore, subject to the Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may result in the loss of interest or the decline in the price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser and Sub-Adviser seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

COMMERCIAL PAPER AND CERTAIN DEBT OBLIGATIONS

The Fund may purchase commercial paper or short-term debt obligations that have been determined by the Fund's Adviser or Sub-Adviser to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition, so that the Fund is able to employ the amortized cost method of valuation. Commercial paper generally consists of short-term unsecured promissory notes issued by corporations, banks or other borrowers.

DOMESTIC AND FOREIGN BANK OBLIGATIONS

The Fund may purchase certificates of deposit, time deposits, commercial paper, bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks and corporate instruments supported by bank letters of credit. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits and certificates of deposit which may be held by the Fund will not benefit by insurance from the Federal Deposit Insurance Corporation (the "FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Fund limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Fund limits its investments in obligations of domestic and foreign branches of foreign banks to dollar-denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets and which are considered by the Fund's Adviser or Sub-Adviser to be First Tier Eligible Securities at the time of acquisition. The Fund generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor in determining the Fund's investment decisions and the Fund may invest in bank instruments issued by institutions which the Fund's Adviser or Sub-Adviser believes present minimal credit risks.

U.S. DOLLAR-DENOMINATED OBLIGATIONS ISSUED BY FOREIGN BRANCHES OF DOMESTIC BANKS OR FOREIGN BRANCHES OF FOREIGN BANKS ("EURODOLLAR" OBLIGATIONS) AND DOMESTIC BRANCHES OF FOREIGN BANKS ("YANKEE DOLLAR" OBLIGATIONS)

The Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Fund will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of the Fund's total assets at the time of purchase.

Eurodollar and other foreign obligations involve special investment risks, including the possibility that: (i) liquidity could be impaired because of future political and economic developments; (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations;
(vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, that there may be difficulties in enforcing a judgment against a foreign issuer; or
(viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

Since the Fund may contain Eurodollar and other foreign obligations issued by foreign governments, foreign and domestic banks and other foreign issuers, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of the United States and domestic issuers, although such obligations may be higher yielding when compared to the securities of the United States and domestic issuers. In making foreign investments, therefore, the Fund will give appropriate consideration to the following factors, among others.

Foreign securities markets generally are not as developed or as efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulations than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer and non-United States issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

Furthermore, some of these securities may be subject to stamp or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. The Adviser or Sub-Adviser will attempt to minimize such taxes by timing of transactions and other strategies, but there can be no assurance that such efforts will be successful. All such taxes paid by the Fund will reduce its net income available for distribution to shareholders. The Adviser and Sub-Adviser will consider available yields, net of any required taxes, in selecting foreign securities.

UNITED STATES GOVERNMENT SECURITIES

The Fund may purchase short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government, the proceeds of which are earmarked for a specific purpose which complies with the investment objective and policies of the Fund. These obligations include issues of agencies and instrumentalities established under the authority of an act of Congress. These securities are not supported by the full faith and credit of the United States Treasury. Certain of these securities are supported by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association), and others are supported only by the credit of the agency or instrumentality. Although obligations of federal agencies and instrumentalities are not debts of the United States Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the United States Government (E.G., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration); in other cases payment of interest and principal is not guaranteed (e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank). There is no guarantee that the United States Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the United States Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

VARIABLE RATE DEMAND INSTRUMENTS

The Fund may purchase variable rate demand instruments. Variable rate demand instruments that the Fund will purchase are taxable municipal obligations or taxable debt obligations (variable amount master demand notes) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on not more than thirty (30) calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or negotiated market rate. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. Utilizing the amortized cost method of valuation, the Fund may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories or, if unrated, is determined to be of comparable quality by the Fund's Adviser or Sub-Adviser. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments in which the Fund may invest include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, taxable municipal obligations or taxable debt obligations (variable amount master demand notes) owned by such institutions or affiliated organizations. A participation certificate would give the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation certificate does not meet the Fund's high quality standards, the participation certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation certificate or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Adviser or Sub-Adviser has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise a demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to satisfy redemption requests of the Fund shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates may retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participation certificates were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable "prime rate" or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. The Adviser and Sub-Adviser have been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand participation certificates in fixed rate taxable municipal obligations and taxable debt obligations (the Fund will not acquire a variable note demand participation certificate in fixed rate taxable municipal obligations without an opinion of counsel). The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' prime rate, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

WHEN-ISSUED SECURITIES

The Fund may purchase debt obligations offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually holding them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that the net asset value or income of the Fund's securities portfolios will be adversely affected by their purchase of debt obligations on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

PARTICIPATION CERTIFICATES

The Fund may purchase from banks participation certificates in all or part of specific holdings of municipal or other debt obligations (including corporate loans). Where the institution issuing the participation certificates does not meet the Fund's quality standards, the participation certificates may be backed by an irrevocable letter of credit or guarantee that the Adviser or Sub-Adviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the selling bank does not meet the quality standards of the Fund, the credit of the entity issuing the credit enhancement will meet such prescribed quality standards. The Fund will have the right to sell the participation certificates back to the bank for the full principal amount of the Fund's interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain the quality standards of the Fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from the Fund in connection with the arrangement. When purchasing bank participation certificates, the Fund will treat both the bank and the underlying borrower as the issuer of the instrument for the purpose of complying with the diversification requirement of the investment restrictions discussed below.

PRIVATELY PLACED SECURITIES

The Fund may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the "Securities Act") and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable, and therefore are considered illiquid securities. The price the Fund pays for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities by the Fund will reflect any limitations on their liquidity. As a matter of policy, the Fund will not invest more than 10% of the market value of the total assets of the Fund in repurchase agreements maturing in over seven days and other illiquid investments. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Fund may also purchase certain commercial paper issued in reliance on the exemption from registration in
Section 4(2) of the Securities Act ("4(2) Paper"). However, the Fund will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no ready market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Board of Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Board of Directors may adopt guidelines and delegate to the Sub-Adviser the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. They may not be changed without the approval by a majority vote of the Fund's outstanding shares. The term "majority vote of the Fund's outstanding shares" means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(a) invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(b) invest in or hold securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund, the Adviser or the Sub-Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities;

(c) (1) make investments for the purpose of exercising control over any issuer or other person; (2) purchase securities having voting rights at the time of purchase; (3) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation, reorganization or acquisition of assets; (4) invest in real estate, including real estate limited partnerships (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein); (5) invest in commodities, commodity contracts, commodity options, interests and leases in oil, gas or other mineral exploration or development programs (the Fund may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transportation and marketing of oil, gas or minerals); (6) purchase restricted securities in excess of the percentage limitations set forth in restriction (g) below; provided, however, that restricted securities shall not include privately placed securities that are exempt from registration under Section 4(2) or Rule 144A of the Securities Act of 1933, or purchase securities on margin; (7) make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof; (8) act as an underwriter of securities or (9) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

(d) invest more than 25% of the value of the Fund's total assets in securities of companies in the same industry (excluding U.S. Government securities);

(e) invest more than 5% of the Fund's total assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

(f) invest more than 25% of the value of the Fund's total assets in securities of companies in the same industry (excluding United States government securities and certificates of deposit and bankers' acceptances of domestic banks) if the purchase would cause more than 25% of the value of the Fund's total assets to be invested in companies in the same industry (for the purpose of this restriction wholly-owned finance companies are considered to be in the industry of their parents if their activities are similarly related to financing the activities of their parents);

(g) acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of the Fund's net assets would be invested in such illiquid securities;

(h) invest more than 5% of the Fund's assets in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection;

(i) make loans, except that the Fund may purchase the debt securities described above under "Description of the Fund and its Investments and Risks" and may enter into repurchase agreements as therein described;

(j) borrow money, unless (i) the borrowing does not exceed 10% of the total market value of the assets of the Fund with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and (ii) the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency purposes or to meet unexpectedly heavy redemption requests; in addition the Fund will not make additional investments when borrowings exceed 5% of the Fund's net assets; and

(k) pledge, mortgage, assign or encumber any of the Fund's assets except to the extent necessary to secure a borrowing permitted by the foregoing clause made with respect to the Fund.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund's Board of Directors has adopted the Sub-Adviser's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of directors; (4) the disclosure is in connection with
(a) a quarterly, semi-annual or annual report that is available to the public or
(b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Adviser and Sub-Adviser shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Adviser and Sub-Adviser and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:

ENTITY AND TYPE OF INFORMATION                                FREQUENCY                      LAG TIME
iMoneyNet, Inc. (information derived from the portfolio)       Weekly                   1 business day lag

                                       9

Investment Company Institute
(information derived from the portfolio)                       Monthly                  10 business day lag
Lipper, Inc. (information derived from the portfolio)         Quarterly                 15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Adviser, Sub-Adviser and their affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Adviser, Sub-Adviser and their affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.


III. MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs Pax World Management Corp. to serve as Adviser to the Fund. Reich & Tang Asset Management, LLC serves as the Sub-Adviser of the Fund under a Sub-Advisory Agreement entered into between the Adviser and Sub-Adviser. Due to the services performed by the Sub-Adviser, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Adviser or Sub-Adviser and certain control persons of the Adviser or Sub-Adviser. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Committee are Dr. W. Giles Mellon, Robert Straniere, Dr. Yung Wong and Edward A. Kuczmarski. The Committee met five times during the fiscal year ended January 31, 2006.

The Board also has a Nominating Committee comprised of Edward A. Kuczmarski, Dr.
W. Giles Mellon, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee held two meetings during the fiscal year ended January 31, 2006. Nominees recommended by shareholders are considered by the nominating committee to the extent required by applicable law.

The following table shows the Directors and Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.

                       DIRECTORS AND OFFICERS INFORMATION
----------------------- ------------ --------------- -------------------------------------------- ----------------- -------------
    NAME, ADDRESS,       POSITION(S) TERM OF OFFICE            PRINCIPAL OCCUPATION(S)               NUMBER OF         OTHER
       AND AGE            HELD WITH  AND LENGTH OF                   DURING PAST                   PORTFOLIOS IN    DIRECTORSHIPS
                            FUND      TIME SERVED                      5 YEARS                      FUND COMPLEX      HELD BY
                                          (1)                                                       OVERSEEN BY       DIRECTOR
                                                                                                      DIRECTOR
--------------------------- -------- --------------- -------------------------------------------- ----------------- -------------
 DISINTERESTED DIRECTORS:
----------------------- ------------ --------------- -------------------------------------------- ----------------- -------------

Edward A. Kuczmarski,     Director     Since 2006    Certified Public Accountant and Partner of        Twelve        Trustee of
Age 56                                               Hays & Company LLP since 1980.                                  the Empire
                                                                                                                    Builder Tax
                                                                                                                     Free Bond
                                                                                                                       Fund.
----------------------- ------------ --------------- -------------------------------------------- ----------------- -------------
Dr. W. Giles Mellon,      Director     Since 1998    Professor Emeritus of Business                    Eleven           None
Age 75                                               Administration in the Graduate School of
                                                     Management, Rutgers
                                                     University with which he
                                                     has been associated with
                                                     since 1966.
----------------------- ------------ --------------- -------------------------------------------- ----------------- -------------
Robert Straniere, Esq.,   Director     Since 1998    Owner, Straniere Law Firm since 1980, NYS         Eleven         WPG Funds
Age 65                                               Assemblyman from 1981 to 2004 and counsel                          Group
                                                     at Fisher, Fisher & Berger since 1995.
----------------------- ------------ --------------- -------------------------------------------- ----------------- -------------
Dr. Yung Wong,            Director     Since 1998    Managing Director of Abacus Associates, an        Eleven            None
Age 67                                               investment firm, since 1996.
----------------------- ------------ --------------- -------------------------------------------------------------- -------------

                                       10

                                        DIRECTORS AND OFFICERS INFORMATION CONTINUED
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
    NAME, ADDRESS,       POSITION(S) TERM OF OFFICE             PRINCIPAL OCCUPATION(S)               NUMBER OF        OTHER
       AND AGE            HELD WITH  AND LENGTH OF                    DURING PAST                   PORTFOLIOS IN   DIRECTORSHIPS
                            FUND      TIME SERVED                       5 YEARS                     FUND COMPLEX      HELD BY
                                          (1)                                                        OVERSEEN BY      DIRECTOR
                                                                                                      DIRECTOR
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
 INTERESTED DIRECTOR/OFFICERS:
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
Steven W. Duff,          Director(2)   Since 1997    President and Manager of Reich & Tang Asset       Sixteen          None
Age 52                                               Management, LLC ("RTAM, LLC") and President
                                                     of the Mutual Funds Division of the RTAM, LLC
                                                     since August 1994.  Mr. Duff is also
                                                     President and Director/Trustee of nine other
                                                     funds in the Reich & Tang Fund Complex,
                                                     Principal Executive Officer of Delafield
                                                     Fund, Inc. and President and Chief Executive
                                                     Officer of Tax Exempt Proceeds Fund, Inc. Mr.
                                                     Duff also serves as a Director of Reich &
                                                     Tang Services, Inc. and Reich & Tang
                                                     Distributors, Inc.
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
Richard De Sanctis,         Vice       Since 2005    Executive Vice President and Chief Financial        N/A            N/A
Age 49                    President                  Officer of RTAM, LLC.  Associated with the
                                                     RTAM, LLC since 1990. Mr. De Sanctis is Vice
                                                     President of ten other funds in the Reich &
                                                     Tang Fund Complex, Vice President and
                                                     Assistant Secretary of Cortland Trust, Inc.
                                                     and serves as Executive Vice President and
                                                     Chief Financial Officer of Reich & Tang
                                                     Services, Inc. and Reich & Tang
                                                     Distributors, Inc. Prior to December 2004,
                                                     Mr. De Sanctis was Treasurer and Assistant
                                                     Secretary of eleven funds in the Reich &
                                                     Tang Fund Complex and Vice President,
                                                     Treasurer and Assistant Secretary of
                                                     Cortland Trust, Inc.
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
Molly Flewharty,            Vice       Since 2002    Senior Vice President of RTAM, LLC.                 N/A            N/A
Age 55                    President                  Associated with RTAM, LLC since December
                                                     1977. Ms. Flewharty is also
                                                     Vice President of eleven
                                                     other funds in the Reich &
                                                     Tang Fund Complex. Ms.
                                                     Flewharty also serves as
                                                     Senior Vice President of
                                                     Reich & Tang Distributors,
                                                     Inc.
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
Thomas W. Grant,          President    Since 1998    Vice Chairman of the Board and President of         N/A            N/A
Age 65                                               Pax World Management Corp. since 1996 and
14 Wall Street,                                      President of H.G. Wellington & Co., Inc.
New York, NY 10005                                   since 1991.
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
Rosanne Holtzer,            Chief                    Senior Vice President, Compliance Officer          N/A             N/A
Age 41                   Compliance                  and Assistant Secretary of RTAM, LLC.
                           Officer     Since 2004    Associated with RTAM, LLC since June 1986.
                                                     Ms. Holtzer is also Chief Compliance
                          Secretary                  Since 2001 Officer,
                                                     Secretary and Assistant
                                                     Treasurer of eleven other
                                                     funds in the Reich & Tang

                          Assistant                  Fund Complex. Ms. Holtzer also serves as
                          Treasurer    Since 1999    Senior Vice President, Assistant Secretary
                                                     and Compliance Officer of Reich & Tang
                                                     Distributors, Inc. and Senior Vice
                                                     President, Assistant Secretary and Chief
                                                     Compliance Officer of Reich & Tang Services,
                                                     Inc.
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
Michael Lydon,              Vice       Since 2005    Executive Vice President and Chief                  N/A            N/A
Age 42                    President                  Operations Officer of RTAM, LLC.  Mr. Lydon
                                                     has been associated with the RTAM, LLC since
                                                     January 2005.  Mr. Lydon was Vice President
                                                     at Automatic Data Processing from July 2000
                                                     to December 2004. Prior to July 2000, Mr.
                                                     Lydon was Executive Vice President and Chief
                                                     Information Officer of the RTAM, LLC.  Mr.
                                                     Lydon is also Vice President of eleven other
                                                     funds in the Reich & Tang Fund Complex.  Mr.
                                                     Lydon also serves as Executive Vice
                                                     President and Chief Operations Officer for
                                                     Reich & Tang Distributors, Inc. and Reich &
                                                     Tang Services, Inc.
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------

                                       11

                                        DIRECTORS AND OFFICERS INFORMATION CONTINUED
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
    NAME, ADDRESS,       POSITION(S) TERM OF OFFICE             PRINCIPAL OCCUPATION(S)               NUMBER OF        OTHER
       AND AGE            HELD WITH  AND LENGTH OF                    DURING PAST                   PORTFOLIOS IN   DIRECTORSHIPS
                            FUND      TIME SERVED                       5 YEARS                     FUND COMPLEX      HELD BY
                                          (1)                                                        OVERSEEN BY      DIRECTOR
                                                                                                      DIRECTOR
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
Anthony Pace,             Treasurer    Since 2004    Vice President of RTAM, LLC since September         N/A            N/A
Age 40                       and                     2004.  Mr. Pace was a Director of a Client
                          Assistant                  Service Group at GlobeOp Financial Services,
                          Secretary                  Inc. from May 2002 to August 2004 and
                                                     Controller/Director of Mutual Fund
                                                     Administration for Smith Barney Funds
                                                     Management LLC and Salomon Brothers Asset
                                                     Management Inc. from 1998 to May 2002.  Mr.
                                                     Pace is also Treasurer and Assistant
                                                     Secretary of eleven other funds in the Reich
                                                     & Tang Fund Complex.
----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------
Laurence A. Shadek,       Executive    Since 1998    Chairman of the Board of Pax World                  N/A            N/A
Age 55                      Vice                     Management Corp. since 1996 and Executive
14 Wall Street,           President                  Vice President of H.G. Wellington & Co.,
New York, NY 10005                                   Inc. since 1986

----------------------- ------------ --------------- --------------------------------------------- ---------------- -------------

(1) Each Director will hold office for an indefinite term until the earliest of
   (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until their successor is elected and qualifies.

(2) Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Sub-Adviser.

The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2005:

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                   DOLLAR RANGE OF EQUITY SECURITIES IN      FUNDS OVERSEEN OR TO BE OVERSEEN BY DIRECTOR OR
NAME OF DIRECTOR                                 THE FUND                       NOMINEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------

DISINTERESTED DIRECTORS:

Edward A. Kuczmarski                               None                                       $1 - $10,000
Dr. W. Giles Mellon                         $10,001 - $50,000                               $50,001 - $100,000
Robert Straniere                                   None                                     $50,001 - $100,000
Dr. Yung Wong                                      None                                       Over $100,000


INTERESTED DIRECTOR:
Steven W. Duff                                     None                                       Over $100,000


The Fund paid an aggregate remuneration of $13,232 to its directors with respect to the period ended January 31, 2006.

Effective January 1, 2006, Directors of the Fund not affiliated with the Adviser or Sub-Adviser receive from the Fund an annual retainer of $2,000 and a fee of $300 for each meeting of the Board of Directors attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. In addition, the Audit Committee chairman receives an aggregate payment of $1,000 per quarter allocated among certain funds of the Reich & Tang Complex on whose audit committee he serves and each member of the Audit Committee receives an aggregate payment of $750 per Audit Committee meeting attended to be allocated among all the Reich & Tang Funds on whose Audit Committee they serve. Effective January 1, 2006, the Lead Independent Director will receive an additional annual fee of $8,000 and the Deputy Lead Independent Director will receive an additional annual fee of $4,000, both fees paid quarterly and allocated among the funds of the Reich & Tang Funds on whose boards they serve in such capacity. Directors who are affiliated with the Adviser or Sub-Adviser do not receive compensation from the Fund. (See "Compensation Table".)

                               COMPENSATION TABLE
---------------------------------------------------- ------------------------- ------------------------ -------------------------
  Name of Person, Position     Estimated Aggregate    Pension or Retirement       Estimated Annual      Total Compensation from
                                Compensation From      Benefits Accrued as          Benefits Upon        Fund and Fund Complex
                                    the Fund          Part of Fund Expenses          Retirement            Paid to Directors*
---------------------------------------------------- ------------------------- ------------------------ -------------------------

Edward A. Kuczmarski,                 $868                      0                         0                $23,225 (10 Funds)
Director
---------------------------------------------------- ------------------------- ------------------------ -------------------------
Dr. W. Giles Mellon,                 $4,273                     0                         0                $66,500 (9 Funds)
Director
---------------------------------------------------- ------------------------- ------------------------ -------------------------
Robert Straniere,                    $4,000                     0                         0                $63,500 (9 Funds)
Director
---------------------------------------------------- ------------------------- ------------------------ -------------------------
Dr. Yung Wong,                       $4,091                     0                         0                $64,500 (9 Funds)
Director
---------------------------------------------------- ------------------------- ------------------------ -------------------------

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended January 31, 2006. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A fund is considered to be part of the same Fund Complex if, among other things, it shares a common investment adviser or sub-adviser.


INFORMATION ABOUT PROXY VOTING

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On April 30, 2006, there were 125,443,229 Institutional Class shares outstanding, 42,103,155 Broker Service Class shares outstanding, 25,984,976 Individual Investor Class shares outstanding and 11,845,718 MMA Praxis Class shares outstanding. As of April 30, 2006, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of any Class of the Fund's outstanding shares as of April 30, 2006:

NAME AND ADDRESS                          % OF CLASS          NATURE OF OWNERSHIP

INSTITUTIONAL CLASS

Pax World Management Corp
222 State Street
Portsmouth, NH  03801                      50.79%                Beneficial
The Mennonite Foundation
1110 North Main Street
P.O. Box 483

Goshen, IN 46527-0483                      15.78%                Beneficial
Fifth Third Bank
Fifth Third Center
MD #1090 F2
Cincinnati, OH  45263                      13.32%                Record

                                       13

Pax World Management Corp
222 State Street
Portsmouth, NH  03801                      10.14%                Beneficial

BROKER SERVICE CLASS

H.G. Wellington & Co., Inc.
for the Benefit of Pax World
Money Market Fund Customers
14 Wall Street
New York, NY  10005                       100.00%                Record

INDIVIDUAL INVESTOR CLASS

PFPC, Inc.
760 Moore Rd.
King of Prussia, PA 19406-1212
Attn:  Brian McDonald                     100.00%                Record

MMA PRAXIS CLASS

Integrated Fund Services, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202
Attn: MMA Praxis Operations              100.00%                 Record


V. INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser is a Delaware corporation incorporated in 1970 with principal offices at 222 State Street, Portsmouth, New Hampshire 03801-3853. As of April 30, 2006, the Adviser had approximately $2.4 billion in assets under management by virtue of serving as Adviser to the Pax World Balanced Fund, Inc., the Pax World Growth Fund, Inc., the Pax World High Yield Fund, Inc. and the Pax World Money Market Fund, Inc. The Adviser currently manages investments for clients other than the Fund, the Pax World Balanced Fund, the Pax World Growth Fund and the Pax World High Yield Fund, and may continue to do so in the future.

The Sub-Adviser is a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Sub-Adviser, as of April 30, 2006, was investment manager, adviser or sub-adviser with respect to assets aggregating approximately $17 billion. The Sub-Adviser acts as investment manager or sub-advisor of eighteen other investment companies, of which it acts as administrator for twelve. The Sub-Adviser also advises pension trusts, profit-sharing trusts and endowments.

The Sub-Adviser is a registered investment adviser whose origins date back to 1970. IXIS Asset Management US Group, L.P. ("IXIS-AMUSGROUP") formerly IXIS Asset Management North America, L.P., is the managing member and sole direct owner of the Manager. IXIS-AMUSGROUP is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned, principally, directly or indirectly, by three affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and by CNP Assurances, a French life insurance company.

The fourteen affiliated asset management firms of IXIS-AMUSGROUP collectively, have more than $203 billion in assets under management or administration as of December 31, 2005.

On January 26, 2006, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser, approved the Investment Advisory Agreement (the "Advisory Agreement") and Sub-Advisory Agreement for an additional contract year. The Advisory Agreement and the Sub-Advisory Agreement each have a current term that extends until January 31, 2007, and they may be continued in force thereafter for successive twelve-month periods beginning each February 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the terms of the Advisory Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the social responsibility criteria applied to the Fund and for overseeing the performance of the Sub-Adviser. Under the Advisory Agreement, the Fund will pay the Adviser an annual advisory fee of 0.15% of the Fund's average daily net assets (the "Advisory Fee"). The Adviser, at its discretion, may voluntarily waive all or a portion of the Advisory Fee. For the Fund's fiscal years ended January 31, 2006, January 31, 2005 and January 31, 2004, the Adviser received the advisory fees set forth in the table below:

                                  ADVISORY FEES

--------------------------------- ------------------------------- ------------------------------- --------------------
        FISCAL YEAR ENDED                     PAYABLE                         WAIVED                           PAID
--------------------------------- ------------------------------- ------------------------------- --------------------
        January 31, 2006                     $288,064                        $102,234                        $185,830
--------------------------------- ------------------------------- ------------------------------- --------------------
        January 31, 2005                     $242,749                        $138,129                        $104,620
--------------------------------- ------------------------------- ------------------------------- --------------------
        January 31, 2004                     $288,211                        $149,815                        $138,396
--------------------------------- ------------------------------- ------------------------------- --------------------


Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Adviser that the contemplated investments satisfy the social responsibility criteria applied to the Fund.

The Advisory and Sub-Advisory Agreements are terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of the Fund's outstanding voting shares or by a vote of a majority of its Board of Directors who are not interested parties, or by the Adviser or Sub-Adviser on sixty days written notice, and will automatically terminate in the event of their assignment. The Advisory and Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser, or of reckless disregard of its obligations thereunder, the Adviser or Sub-Adviser shall not be liable for any action or failure to act in accordance with their duties thereunder.


For its services under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser a fee equal to .075% per annum of the Fund's average daily net assets from the Adviser's advisory fee (the "Sub-Advisory Fee"). The fees are accrued daily and paid monthly. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the Sub-Advisory Fee. For the Fund's fiscal years ended January 31, 2006, January 31, 2005, and January, 31, 2004, the Sub-Adviser received the sub-advisory fees set forth in the table below:

                                SUB-ADVISORY FEES

--------------------------------- ------------------------------- ------------------------------- -------------------------------
        FISCAL YEAR ENDED                     PAYABLE                         WAIVED                           PAID
--------------------------------- ------------------------------- ------------------------------- -------------------------------
        January 31, 2006                     $144,032                         $59,365                         $84,667
--------------------------------- ------------------------------- ------------------------------- -------------------------------
        January 31, 2005                     $121,374                         $75,712                         $45,662
--------------------------------- ------------------------------- ------------------------------- -------------------------------
        January 31, 2004                     $144,106                         $76,636                         $67,470
--------------------------------- ------------------------------- ------------------------------- -------------------------------



Pursuant to the Administrative Services Contract with the Fund, the Sub-Adviser also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by the Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Sub-Adviser. The personnel rendering such services may be employees of the Sub-Adviser, its affiliates or other organizations. The Fund pays the Sub-Adviser for such personnel and for rendering such services at rates which must be agreed upon by the Fund and the Sub-Adviser, provided that the Fund does not pay for services performed by any such persons who are also officers of the members of the Sub-Adviser. It is intended that such rates will be the actual costs of the Sub-Adviser. The Fund also reimburses the Sub-Adviser for all of the Fund's operating costs, including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund and all of the expenses incurred to conduct the Fund's affairs. The amounts of such reimbursements must be agreed upon between the Fund and the Sub-Adviser. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement. For its services under the Administrative Services Contract, the Sub-Adviser receives from the Fund a fee equal to 0.10% per annum of the Fund's average daily net assets. For the Fund's fiscal years ended January

31, 2006, January 31, 2005, and January 31, 2004, the Sub-Adviser received the administration fees set forth in the table below:




                               ADMINISTRATION FEES
--------------------------------- ------------------------------- ------------------------------- -------------------------------
        FISCAL YEAR ENDED                     PAYABLE                         WAIVED                           PAID
--------------------------------- ------------------------------- ------------------------------- -------------------------------
        January 31, 2006                     $192,043                           $0                           $192,043
--------------------------------- ------------------------------- ------------------------------- -------------------------------
        January 31, 2005                     $161,832                           $0                           $161,832
--------------------------------- ------------------------------- ------------------------------- -------------------------------
        January 31, 2004                     $192,141                           $0                           $192,141
--------------------------------- ------------------------------- ------------------------------- -------------------------------



Pursuant to a Sub-Accounting and Administration Agreement, Reich & Tang Distributors, Inc. performs or subcontracts or employs others to perform certain sub-accounting and administrative services for the Fund's Broker Service class shareholders. For its service under the Sub-Accounting and Administrative Agreement, the Distributor receives from the Fund a fee equal to 0.20% per annum of the average daily net assets of the Broker Service class shares.


Investment advisory fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Clearing Brokers to Broker Service Class shareholders and by Participating Organizations to Fund shareholders may be compensated by Reich & Tang Distributors, Inc. (the "Distributor") from its own resources which includes the shareholder servicing fees and past profits, or by the Adviser and/or Sub-Adviser from their own resources which includes the Advisory or Sub-Advisory Fee and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by the Adviser or Sub-Adviser.

Any portion of the total fees received by the Adviser or Sub-Adviser may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plans" herein.)

DISTRIBUTION AND SERVICE PLANS

The Fund's distributor is Reich & Tang Distributors, Inc., a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020, an affiliate of the Sub-Adviser. Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to the Individual Investor Class, Broker Service Class and the MMA Praxis Class) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements provide that the Distributor will receive nominal consideration (I.E., $1.00) for providing such distribution related services.

Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to .25% per annum of the average daily net assets of the Individual Investor Class, Broker Service Class and MMA Praxis Class shares (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for providing servicing and for payments to Participating Organizations or Clearing Brokers with respect to servicing their clients or customers who are shareholders of the Individual Investor Class, Broker Service Class or MMA Praxis Class of the Fund. The Institutional Class shareholders generally do not receive the benefit of such services and, therefore, will not be assessed a Shareholder Servicing Fee.


The following table provides the total fees paid by each Class of the Fund pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended January 31, 2006:

------------------------------------------------------------------- ------------- -------------- --------------- ----------------
                                                                     INDIVIDUAL      BROKER                            MMA
                                                                      INVESTOR       SERVICE      INSTITUTIONAL       PRAXIS
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
TOTAL FEES PAID BY EACH CLASS OF THE FUND UNDER THE PLANS:

                                                                       $57,899       $88,948           $0             $3,190
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
PAYMENTS MADE BY THE SUB-ADVISER AND DISTRIBUTOR TO OR ON BEHALF
OF PARTICIPATING ORGANIZATIONS:                                          $0         $191,322           $0             $3,190
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
BREAKDOWN OF PAYMENTS MADE PURSUANT TO THE PLANS FOR CERTAIN
TYPES OF ACTIVITIES:
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     ADVERTISING:
                                                                       $18,648       $18,648         $18,648            $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     PRINTING AND MAILING OF PROSPECTUSES TO OTHER THAN CURRENT
     SHAREHOLDERS:                                                     $12,949        $960            $961            $1,246
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     COMPENSATION TO UNDERWRITERS:
                                                                         $0            $0              $0               $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     COMPENSATION TO BROKER-DEALERS:
                                                                         $0         $191,322           $0             $3,190
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     COMPENSATION TO SALES PERSONNEL:
                                                                       $19,648       $19,648        $19,6481            $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     INTEREST, CARRYING OR OTHER FINANCING CHARGES:
                                                                         $0            $0              $0               $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     TRAVEL AND ENTERTAINMENT FOR SALES PERSONNEL:
                                                                       $1,284        $1,284          $1,284             $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     MISCELLANEOUS EXPENSES:
                                                                       $2,094        $2,094          $2,094             $0

------------------------------------------------------------------- ------------- -------------- --------------- ----------------

For the fiscal year ended January 31, 2006, the total amount spent pursuant to the Plan for Individual Investor Class shares was 0.24% of the average daily net assets of the Individual Investor Class. Pursuant to the Shareholder Servicing Agreement 0.25% was paid by the Fund to the Distributor).

For the fiscal year ended January 31, 2006, the total amount spent pursuant to the Plan for Broker Service Class shares was 0.66% of the average daily net assets of the Broker Service Class, of which 0.25% was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement. The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Sub-Adviser from its own resources including Sub-Advisory Fee and administrative services fee (which may be deemed an indirect payment by the Fund).

For the fiscal year ended January 31, 2006, the total amount spent pursuant to the Plan for Institutional Class shares was 0.03% of the average daily net assets of the Institutional Class. These payments represent distribution and servicing expenses funded by the Sub-Adviser from its own resources including the Sub-Advisory Fee and administrative services fee (which may be deemed an indirect payment by the Fund).

For the fiscal year ended January 31, 2006, the total amount spent pursuant to the Plan for MMA Praxis Class shares was 0.04% of the average daily net assets of the MMA Praxis Class, of which 0.03% was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement.


The Plans and the Shareholder Servicing Agreements provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations or Clearing Brokers and Distributor in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Fund's Individual Investor Class, Broker Service Class and MMA Praxis Class shares or the Participating Organization/Clearing Broker agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plans provide that the Adviser and Sub-Adviser may make payments from time to time from their own resources, which may include the Advisory Fee, Sub-Advisory Fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations and Clearing Brokers with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate Participating Organizations and Clearing Brokers for providing assistance in distributing the Fund's Individual Investor Class, Broker Service Class and MMA Praxis Class shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Individual Investor Class, Broker Service Class and MMA Praxis Class shares and past profits for the purpose enumerated in (i) above. The Sub-Adviser, at its own expense, may also from time to time provide additional promotional incentives to Clearing Brokers or Participating Organizations who sell Fund shares. The Distributor may determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount that the Fund is required to pay to the Adviser, Sub-Adviser and the Distributor for any fiscal year under the Advisory Agreement, Sub-Advisory Agreement, Administrative Services Contract or the Shareholder Servicing Agreements in effect for that year.


The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations or Clearing Brokers for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be to Participating Organizations or Clearing Brokers that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization or Clearing Brokers with each firm, based one, among other things, the nature and level of services provided by such Participating Organization or Clearing Brokers and the significance of the overall relationship of the Participating Organization or Clearing Brokers to the Sub-Adviser and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization or Clearing Brokers to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participation Organization or Clearing Brokers to learn more about payments made to them by the Distributor or its affiliates. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations or Clearing Brokers and may provide non-cash compensation to certain Participating Organizations or Clearing Brokers like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

In accordance with Rule 12b-1, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Clearing Brokers or Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.

The Plans were most recently approved on January 26, 2006, by the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Sub-Adviser, and shall continue until January 31, 2007. Thereafter, the Plans may continue in effect for successive annual periods provided they are approved by the Individual Investor Class, Broker Service Class and MMA Praxis Class shareholders, respectively, or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plans without Individual Investor Class, Broker Service Class and MMA Praxis Class shareholder approval, and that other material amendments must be approved by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans. The Plans may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the Fund's Individual Investor Class, Broker Service Class or MMA Praxis Class shareholders, respectively.


CUSTODIAN AND TRANSFER AGENTS


The Bank of New York, 2 Hanson Place - 7th floor, Brooklyn, NY 11217, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), 600 Fifth Avenue, New York, New York 10020, an affiliate of the Fund, is transfer agent and dividend disbursing agent for the Institutional Class and Broker Service Class shares of the Fund. As transfer agent for the Institutional Class and Broker Services Class shares of the Fund, Reich & Tang performs various functions, including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend disbursing agent for the Institutional Class and Broker Service Class, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and perform certain record keeping and reporting regarding such payments. Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.02% per year of the monthly average net assets of the Institutional Class and Broker Services Class shares of the Fund. PFPC, Inc., 101 Sabin Street Pawtucket, RI 02860-1427 is the transfer agent and dividend agent for the Individual Investor Class shares of the Fund. Integrated Fund Services, Inc., 303 Broadway, Suite 1100, Cincinnati, OH 45202, is the transfer agent and dividend agent for the MMA Praxis Class shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

PricewaterhouseCoopers LLP, Pricewaterhouse Coopers Center, 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Sub-Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations or Clearing Brokers. Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may now be or may hereafter become managed by the Sub-Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Sub-Adviser or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Sub-Adviser or its affiliates.

VII. CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund, which was incorporated on November 26, 1997, in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. Except as noted below, each share has equal dividend, distribution, liquidation and voting rights within the Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. There are no conversion or pre-emptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholder.

The Fund is subdivided into four classes of shares: Institutional Class, Individual Investor Class, Broker Service Class and MMA Praxis Class. Each share, regardless of Class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) each Class of shares will have different class designations; (ii) only the Individual Investor Class, Broker Service Class and MMA Praxis Class shares will be assessed a Shareholder Servicing Fee of .25% of the average daily net assets of the Individual Investor Class, Broker Service Class and MMA Praxis Class shares of the Fund, respectively, pursuant to the Plans of the Fund; (iii) only the holders of the Individual Investor Class, Broker Service Class and MMA Praxis Class shares will be entitled to vote on matters pertaining to the Plans and any related agreements applicable to that Class in accordance with provisions of Rule 12b-1;
(iv) only the Broker Service Class shares will be assessed an additional sub-accounting fee of .20% of the average daily net assets of the Broker Service Class shares of the Fund; and (v) the exchange privilege will permit shareholders to exchange their shares only for shares of a fund that participates in an Exchange Privilege Program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate Class prior to determining the daily net asset value per share and dividends/distributions.

Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide that the holders of a majority of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election (or re-election) of Directors, (b) for approval of revised investment advisory agreements with respect to a particular class or series, (c) ratification of the selection of independent public accountants, (d) for approval of revisions to the Fund's Distribution Agreement with respect to a particular class or series and (e) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares in the prospectus for each Class of shares is located in the Shareholder Information section of each prospectus and is hereby incorporated by reference.

NET ASSET VALUE

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (I.E., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) on Columbus Day and Veterans' Day.

However, on certain days that the New York Stock Exchange is closed, the Fund, at the discretion of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day (as defined in the Prospectus). The Fund's net asset value is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

Pursuant to rules of the SEC, the Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from $1.00. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than one year; (iii) will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Adviser or Sub-Adviser determines present minimal credit risks; and (iv) will comply with certain reporting and record-keeping procedures. The Fund has also established procedures to ensure that portfolio securities meet the quality criteria as provided in Rule 2a-7 of the 1940 Act. (See "Investment Objectives, Principal Investment Strategies and Related Risks" in the Prospectus.)

IX. TAXATION OF THE FUND

FEDERAL INCOME TAXES


The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, the Fund generally will not be subject to Federal income tax on its investment company taxable income distributed to shareholders or on its net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation on its income and its distributions will generally be taxed to shareholders as ordinary or dividend income. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.


Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

Generally, on the sale or exchange of obligations held for more than one year, gain realized by the Fund that is not attributable to accrued market discount will be long-term capital gain. However, gain on the disposition of a bond purchased at a market discount generally will be treated as ordinary income rather than capital gain, to the extent of the accrued market discount.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund are not eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss, depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months. A loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less.

Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes as a credit against their U.S. tax liability.

The Fund is required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (other than distributions to exempt shareholders) are generally subject to backup withholding of Federal income tax at a rate of 28% ("backup withholding") if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, distributions (whether requested to be reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation.

X. UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (I.E., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Sub-Adviser, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XII. FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended January 31, 2006, and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c ): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

*        As described by the rating agencies.

                           PART C - OTHER INFORMATION

ITEM 23.        EXHIBITS.

(a) Articles of Incorporation of the Registrant filed with Registration Statement on Form N-1A on December 31, 1997, and incorporated by reference herein.

(a.1) Articles Supplementary of the Registrant filed with Post-Effective
     Amendment No. 6 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated by reference herein.

(b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated by reference herein.

(c)  Not applicable.

(d) Form of Advisory Agreement between the Registrant and Pax World Management Corp. filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on April 7, 1998, and incorporated by reference herein.

(d.1) Sub-Advisory Agreement, dated October 30, 2000, between Pax World
     Management Corp. and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.)filed with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated by reference herein.

(e) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated by reference herein.

(e.1) Distribution Agreement, dated October 30, 2000, between the Registrant and
     Reich & Tang Distributors, Inc. (relating to the MMA Praxis Class) filed with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated by reference herein.

(f)  Not applicable.

(g)  Custody Agreement between the Registrant and The Bank of New York.

(h) Administrative Services Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.). filed with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated by reference herein.

(h.1) Transfer Agency Agreement between Registrant and Reich & Tang Services,
     Inc. filed with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated by reference herein.


(h.2) Fund Accounting Agreement between the Registrant and the Bank of New York filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on May 25, 2005, and incorporated by reference herein.

(h.3) Cash Management Agreement and Related Services Agreement between the
     Registrant and the Bank of New York filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on May 25, 2005, and incorporated by reference herein.

(h.4) Transfer Agency Agreement and amendment between the Registrant and PFPC,
     Inc. filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on May 25, 2005, and incorporated by reference herein.

(h.5) Transfer Agency Agreement between the Registrant and Integrated Fund
     Services, Inc.


(i) Opinion of Battle Fowler LLP filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on April 7, 1998, and incorporated by reference herein.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.

(j) Consent of Independent Registered Public Accounting Firm. (k) Audited Financial Statements for the Fiscal Year ended January 31, 2006 filed with the Annual Report on Form N-CSR on April 7, 2006, and incorporated herein by reference.


(l) Written assurance of Pax World Management Corp. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on April 7, 1998, and incorporated by reference herein.

(m.1) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940 filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A on May 27, 2004, and incorporated by reference herein.

(m.2) Distribution Agreement between the Registrant and Reich & Tang
     Distributors, Inc. (see Exhibit (e) above).

(m.3) Shareholder Servicing Agreement, dated October 30, 2000 between the
     Registrant and Reich & Tang Distributors, Inc. (relating to Broker Service Class and Individual Investor Class only) filed with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated by reference herein.

(m.4) Distribution and Service Plan (relating to the MMA Praxis Class) pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A on May 27, 2004, and incorporated by reference herein.

(m.5) Distribution Agreement (relating to the MMA Praxis Class) between the
     Registrant and Reich & Tang Distributors, Inc. (see Exhibit (e.1) above).

(m.6) Shareholder Servicing Agreement, dated October 30, 2000, between the
     Registrant and Reich & Tang Distributors, Inc. (relating to the MMA Praxis Class) filed with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated by reference herein.

(n) Amendment No. 1 to 18f-3 Multi-Class Plan filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on July 14, 1999, and incorporated by reference herein.

(o)  Reserved.

(p) There are no applicable Code of Ethics since the Registrant is a Money Market Fund.


(q.1) Powers of Attorney filed with Post-Effective Amendment No. 7 to the
     Registration Statement on Form N-1A on May 31, 2002, and incorporated by reference herein.

(q.2) Power of Attorney for Edward A. Kuczmarski.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Short Term Income Fund, Inc and Tax Exempt Proceeds Fund, Inc.

ITEM 25. INDEMNIFICATION.

The Registrant incorporates herein by reference the response to Item 27 of Part C of the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement No. 333-43587 on April 7, 1998.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The business and other connections of the Advisor's directors and executive officers are as set forth below. Except as otherwise indicated, the principal business address of each person is 222 State Street, Portsmouth, NH 03801.

NAME                         POSITION(S) HELD WITH THE        PRINCIPAL OCCUPATION(S)
                             ADVISER


John A. Boese                Chief Compliance Officer         Chief Compliance Officer, Pax World
                                                              Management Corp.; Chief Compliance
                                                              Officer, Pax World Balanced Fund, Inc.;
                                                              Chief Compliance Officer, Pax World Growth
                                                              Fund, Inc.; Chief Compliance Officer, Pax
                                                              World High Yield Fund, Inc.


Katherine Shadek Boyle       Senior Vice President;           Senior Vice President, Pax World
                             Director                         Management Corp.


Maureen Conley               Vice President                   Vice President, Shareholder Services and
                                                              Operations, Pax World Management Corp.;
                                                              Secretary, Pax World Balanced Fund, Inc.;
                                                              Secretary, Pax World Growth Fund, Inc.,
                                                              Secretary, Pax World High Yield Fund, Inc.


Thomas W. Grant              Vice Chairman of the Board       Vice Chairman of the Board and President,
                             and President; Director          Pax World Management Corp.; Vice
                                                              Chairman of the Board and President, Pax World Balanced
                                                              Fund, Inc.; President, Pax World Growth Fund, Inc.;
                                                              President, Pax World High Yield Fund, Inc.; President, Pax World
                                                              Money Market Fund, Inc.; President, H. G. Wellington & Co., Inc.

                                       C-2

Joseph F. Keefe              Chief Executive Officer          Chief Executive Officer, Pax World
                                                              Management Corp.

James M. Shadek              Senior Vice President            Senior Vice President Pax World Management
                                                              Corp.; Account Executive,
                                                              H. G. Wellington & Co., Inc.

Laurence A. Shadek           Chairman of the Board;           Chairman of the Board, Pax World
                             Director                         Management Corp.; Chairman of the Board,
                                                              Pax World Balanced Fund, Inc.; Chairman of the Board, Pax
                                                              World Growth Fund, Inc.; Chairman of the Board, Pax World
                                                              High Yield Fund, Inc.; Executive Vice President, Pax World
                                                              Money Market Fund, Inc.; Executive Vice President, H. G.
                                                              Wellington & Co., Inc.

Janet Lawton Spates          Chief Financial Officer and      Chief Financial Officer and Treasurer,
                             Treasurer                        Pax World Management Corp.; Treasurer,
                                                              Pax World Balanced Fund, Inc.;  Treasurer, Pax
                                                              World Growth Fund, Inc.;  Treasurer, Pax World High
                                                              Yield Fund, Inc.


The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

RTAMLLC is a limited liability company that is a wholly-owned subsidiary of IXIS Asset Management US GROUP, L.P. ("IXIS-AMUSGROUP"). IXIS-AMUSGROUP is the managing member and direct owner of RTAMLLC.


Michael D. Appleton is Vice President, Chief Compliance Officer and Secretary of RTAMLLC. Mr. Appleton has been associated with RTAMLLC and its predecessors since April 2000. Mr. Appleton is also Vice President, Chief Compliance Officer and Secretary of Reich & Tang Distributors, Inc. and Vice President, Compliance Officer and Secretary of Reich & Tang Services, Inc.


Beverly M. Bearden is a Manager of RTAMLLC since May 2002. She is also Executive Vice President, Human Resources, of IXIS-AMUSGROUP. She is also Executive Vice President, Human Resources of IXIS AMUSGROUP. Ms. Bearden was Second Vice President of The New England (NE Mutual Insurance Company) from March 1983 to September 1993, Human Resource Assistant at Citicorp from February 1982 to March 1983, Human Resource Assistant at Hannaford Brothers from September 1979 to November 1981 and Auditor at Casco Bank & Trust from July 1977 to September 1979. Ms. Bearden is also a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

J. Dennis Delafield is a Managing Director of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since December 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

Richard De Sanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. De Sanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. De Sanctis is also Vice President of eleven funds in the Reich and Tang Complex, Vice President and Assistant Secretary of Cortland Trust, Inc. Mr. De Sanctis is also Executive Vice President Chief Financial Officer of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is also President and a Director/Trustee of nine funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

Molly Flewharty is a Senior Vice President of RTAMLLC. Ms. Flewharty has been associated with RTAMLLC and its predecessors since December 1977 and is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Flewharty also serves as Senior Vice President of Reich & Tang Distributors, Inc.

Barbara Francis is a Vice President of RTAMLLC. Ms. Francis has been associated with RTAMLLC and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.


Naomi Friedland-Wechsler is Executive Vice President and General Counsel of RTAMLLC. Ms. Friedland-Wechsler has been associated with RTAMLLC since April 2006.

Christopher Gill is a Senior Vice President of RTAMLLC. Mr. Gill has been associated with RTAMLLC and its predecessors since February 1994. Mr. Gill is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Thomas Hernly is a Vice President of RTAMLLC. Mr. Hernly has been associated with RTAMLLC and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.


Rosanne Holtzer is Senior Vice President, Compliance Officer and Assistant Secretary of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986. Ms. Holtzer is also Chief Compliance Officer, Secretary and Assistant Treasurer of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Holtzer also serves as Senior Vice President, Assistant Secretary and Compliance Officer of Reich & Tang Distributors, Inc. and Senior Vice President, Assistant Secretary and Chief Compliance Officer of Reich & Tang Services, Inc.


Joseph Jerkovich is a Senior Vice President and Controller of RTAMLLC. Mr. Jerkovich has been associated with RTAMLLC since September 2004. Mr. Jerkovich is also Vice President and Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Cleo Kotis is a Vice President of RTAMLLC. Ms. Kotis has been associated with RTAMLLC and its predecessors since December 1993 and is also Chief Operations Officer and Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

Michael Lydon is Executive Vice President and Chief Operations Officer of RTAMLLC. Mr. Lydon has been associated with RTAMLLC since January 2005. Mr. Lydon was Vice President at Automated Data Processing from July 2000 to December 2004. Prior to July 2000, Mr. Lydon was Executive Vice President and Chief Information Officer of RTAMLLC. Mr. Lydon is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.


Christine Manna is a Vice President of RTAMLLC. Ms. Manna has been associated with RTAMLLC and its predecessors since June 1995. Ms. Manna is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Dana E. Messina is an Executive Vice President of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since December 1980 and is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Messina also serves as Executive Vice President of Reich & Tang Distributors, Inc.

Andrew Mintz is a Senior Vice President of RTAMLLC. Mr. Mintz has been associated with RTAMLLC and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

Marty O'Connor is a Vice President of RTAMLLC. Mr. O'Connor has been associated with RTAMLLC and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

Thomas O'Malley is Assistant Controller of RTAMLLC. Mr. O'Malley has been associated with RTAMLLC and its predecessors since July 1990. Mr. O'Malley is also Assistant Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Anthony Pace is a Vice President of RTAMLLC. Mr. Pace has been associated with RTAMLLC and its predecessors since September 2004. Mr. Pace was a Director of a Client Service Group at GlobeOp Financial Services, Inc. from May 2002 to August 2004 and Controller/Director of Mutual Fund Administration for Smith Barney Funds Management, LLC and Salomon Brothers Asset Management Inc. from 1998 to May 2002, Mr. Pace is also Treasurer and Assistant Secretary of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

Jeffrey D. Plunkett is a Manager of RTAMLLC. He is also Executive Vice President and Group General Counsel of IXIS-AMUSGROUP since 2001 and served as Senior Vice President and Associate General Counsel of IXIS-AMUSGROUP from 1996 to 2000. Mr. Plunkett is also Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.


Richard Preuss is a Vice President of RTAMLLC. Mr. Preuss has been associated with RTAMLLC and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.


G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He is also Executive Vice President, Risk Management and Chief Financial Officer of IXIS-AMUSGROUP and IXIS Asset Management US Corporation, the majority interest holder in IXIS-AMUSGROUP. Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and its general partner, Nvest, L.P. companies from December 1996 to October 2000. Mr. Ryland is a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Vincent Sellecchia is a Chief Investment Officer and Managing Director of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and its predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.


Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994. Mr. Smith is also President and Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since March 1986 and is also Vice President of Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020. Ms. Ward is also Senior Vice President of Reich & Tang Services, Inc.

Richard I. Weiner is a Vice President of RTAMLLC. Mr. Weiner has been associated with RTAMLLC and its predecessors since August 1970. Mr. Weiner is also a Vice President of Reich & Tang Distributors, Inc.

ITEM 27. PRINCIPAL UNDERWRITERS.

         (a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also the distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.


         (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Ms. Bearden and Messrs. Plunkett and Ryland, is 399 Boylston Street, Boston, MA 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, NY 10020.

                       POSITIONS AND OFFICES                                    POSITIONS AND OFFICES
NAME                   WITH THE DISTRIBUTOR                                     WITH THE REGISTRANT

Michael Appleton       Vice President, Chief Compliance Officer and Secretary   None
Beverly M. Bearden     Director                                                 None
Richard De Sanctis     Executive Vice President and Chief Financial Officer     Vice President
Steven W. Duff         Director                                                 Chairman and Director
Molly Flewharty        Senior Vice President                                    Vice President
Christopher Gill       Vice President                                           None
Rosanne Holtzer        Senior Vice President, Compliance Officer and Assistant  Chief Compliance Officer, Secretary
                       Secretary                                                and Assistant Treasurer
Joseph Jerkovich       Vice President and Controller                            None
Michael Lydon          Executive Vice President and Chief Operations Officer    Vice President
Christine Manna        Vice President                                           None
Dana Messina           Executive Vice President                                 Vice President
Jeffrey D. Plunkett    Director                                                 None
G. Neal Ryland         Director                                                 None
Richard E. Smith III   President and Director                                   None
Richard Weiner         Vice President                                           None

                                       C-5

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's sub-adviser; Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend distributing agent; and at The Bank of New York, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, New York, NY 10286, the Registrant's custodian.


ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.

Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 25th day of May, 2006.

                                 PAX WORLD MONEY MARKET FUND, INC.

                                 By: /s/ Thomas W. Grant
                                         Thomas W. Grant, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.

       Signature                                           Title                Date

(1)    Principal Executive Officer:

   /s/ Thomas W. Grant
       Thomas W. Grant                                     President            May 25, 2006

(2)    Principal Financial and
       Accounting Officer

   /s/ Anthony Pace
       Anthony Pace                                        Treasurer            May 25, 2006

(3)    Directors
       Steven W. Duff*                                     Director
       Dr. W. Giles Mellon*                                Director
       Robert Straniere*                                   Director
       Dr. Yung Wong*                                      Director
       Edward A. Kuczmarski**                              Director

By: /s/ Rosanne Holtzer
        Rosanne Holtzer                                                         May 25, 2006
        Attorney-in-Fact *

_____________________________


*    Pursuant to Powers of attorney filed as exhibit (q.1).
**   Power of Attorney filed as Exhibit (q.2).

                                  EXHIBIT INDEX

(g)      Custody Agreement between the Registrant and the Bank of New York.

(h.5) Transfer Agency Agreement between the Registrant and Integrated Fund Services, Inc.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.
(j)      Consent of Independent Registered Public Accounting Firm.

(q.2)    Power of Attorney for Edward A. Kuczmarski